EXECUTION VERSION

ASSET PURCHASE AGREEMENT

dated as of September 26, 2007

among

GENERAL ELECTRIC CAPITAL CORPORATION,

THE OTHER SELLERS LISTED ON SCHEDULE 1 HERETO

and

GENESIS ACQUISITION LIMITED

as Purchaser

LIST OF ATTACHMENTS:

EXHIBIT A-1	-	Form of Assignment of Beneficial Interest
EXHIBIT A-2	-	Form of Trust Assignment and Assumption Agreement
EXHIBIT A-3	-	Form of Irish Law Share Transfer Form
EXHIBIT B	-	Form of Bill of Sale
EXHIBIT C	-	Form of Acknowledgement of Delivery
EXHIBIT D	-	Form of Guaranty
SCHEDULE 1	-	Sellers and Related Aircraft
SCHEDULE 2	-	Aircraft Information
SCHEDULE 3	-	Documents and Conditions - Delivery
SCHEDULE 4	-	Documents and Conditions - Post-Delivery

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TABLE OF CONTENTS

(continued)

Page
SCHEDULE 5	-	Jurisdiction of Incorporation or Organization
SCHEDULE 6	-	Genesis Entities
SCHEDULE 7		MSN 1609 Basic Rent Allocation

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This ASSET PURCHASE AGREEMENT (this “Agreement”) is dated as of September 26 , 2007 among: (i) GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation; (ii) THE OTHER SELLERS LISTED ON SCHEDULE 1 HERETO; and (iii) GENESIS ACQUISITION LIMITED, a Bermuda exempted company.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	INTERPRETATION
1.1	For all purposes of this Agreement, the following terms shall have the following meanings:

“Acknowledgement of Delivery” means, for any Aircraft title to which passes as a result of being physically delivered pursuant to the terms and conditions of this Agreement, an executed acknowledgement of delivery from the Purchaser thereof to the Seller thereof substantially in the form of Exhibit C.

“Additional Rent” means rent (whether called additional rent, supplemental rent, utilization rent, maintenance reserve or any similar term) that is in addition to a base rent for the Aircraft (regardless of how such base rent is calculated) payable under a Lease based on hours or cycles of operation of the airframe, engines, life-limited engine parts, landing gear and/or auxiliary power unit of an Aircraft, with respect to maintenance of which the lessor under the Lease customarily has a maintenance contribution obligation measured in part by or with reference to such additional rent.

“Adjustment Date” means July 1, 2007.

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified; provided, however, that Genesis and its Subsidiaries, on the one part, and GECC and its Subsidiaries, on the other part, shall not be considered to be Affiliates of each other.

“Agreed Form” means, when used in relation to any draft certificate, document, agreement or opinion referred to in this Agreement, substantially in the form agreed between GECC and Genesis Funding in connection with the transactions contemplated by the Initial Asset Purchase Agreement with such changes thereto as may be reasonably requested by the “Administrative Agent” under and as defined in the Credit Facility Agreement which would not, in the good faith opinion of GECC, (i) in any manner increase its or any Seller’s liabilities, burdens or obligations hereunder or under any other Operative Document or in connection with the transactions contemplated hereby; or (ii) decrease or adversely affect any of its or any Seller’s rights, interests, benefits or privileges hereunder or under any other Operative Document or in connection with the transactions contemplated hereby.

“Air Authority” means each Person who is vested with the control and supervision of, or has jurisdiction over, the registration, airworthiness and operation of aircraft and other matters relating to civil aviation in the State of Registration of the relevant Aircraft.

“Aircraft” means each aircraft listed on Schedule 1 and described in further detail in Schedule 2, together with the Engines, and includes where the context admits, a separate reference to the Engines, Parts and Aircraft Documents, and excludes Lessee Furnished Equipment.

“Aircraft Purchase Price Adjustment Amount” means, with respect to any Aircraft, an amount (which may be a positive or a negative number) equal to (A) the sum of the Basic Rent and the Additional Rent that is payable under the Lease for such Aircraft and is attributable (determined in the case of Additional Rent as set forth in the penultimate sentence of Section 5.2) to the period from and including the Adjustment Date to but excluding the Delivery Date for such Aircraft (the “Calculation Period”), plus (B) interest on the total amount of the cash Security Deposit for such Aircraft for the Calculation Period at the Yield Rate, plus (C) interest at the Yield Rate on the amounts described in clause (A) from and including the Adjustment Date to and excluding the Delivery Date for such Aircraft, minus (D) interest on the Base Aircraft Purchase Price for such Aircraft for the Calculation Period at the Yield Rate, minus (E) the Monthly Base Fee and the Rent Fees (as defined in the Servicing Agreement) which would have been payable under Sections 9.02 and 9.03 of the Servicing Agreement (“Servicing Fees”), for the Calculation Period in respect of such Aircraft, minus (F) any Maintenance Payment Amount that has been paid during the Calculation Period in respect of such Aircraft, and minus (G) interest at the Yield Rate on the amounts described in clauses (E) and (F) from and including the date payable or paid, as applicable, to and excluding the Delivery Date for such Aircraft.

“Aircraft Documents” means, for any Aircraft, all records, logs, technical data, manuals and any other documents defined as “Aircraft Documents” or any similar term under the relevant Lease therefor, title to which is vested in the owner of such Aircraft at Delivery.

“Aircraft No.” means, for any Aircraft, the reference number assigned to such Aircraft in Schedule 2.

“Aircraft Purchase Price” means (as of any date of determination thereof), with respect to any Aircraft, the Base Aircraft Purchase Price for such Aircraft minus (if such amount is a positive number) or plus (if such amount is a negative number) the absolute value of the Aircraft Purchase Price Adjustment Amount for such Aircraft.

“Asset” means any Independent Aircraft or Beneficial Interest purchased by the relevant Purchaser pursuant to this Agreement.

“Assigned Lease” means, for any Lease the subject of an Assignment of Lease, such Lease as assigned to the relevant Purchaser or relevant Genesis Entity (“New Lessor”), and as amended by the applicable Assignment of Lease.

“Assigned Property” has the meaning specified in Section 2.1.

“Assignment of Beneficial Interest” means an assignment of ownership interest in a Genesis Entity from a BI Seller to a Purchaser substantially in the form of Exhibit A-1, A-2 or A-3, as applicable, hereto or in the Agreed Form.

“Assignment of Lease” means, for any Aircraft, a lease assignment and assumption agreement in the Agreed Form to be entered into between the Seller thereof or an Affiliate of such Seller (“Existing Lessor”), the Purchaser and/or New Lessor thereof and the relevant Lessee, under which the relevant Lease will be assigned, assumed and/or amended so that such Purchaser or New Lessor (as appropriate) will be substituted as lessor of such Aircraft in place of Existing Lessor.

“Assignment of Warranties” means, for any Aircraft, an assignment in the Agreed Form between the Seller thereof or an Affiliate of such Seller and the Purchaser, Genesis Entity or New Lessor thereof, and consented to by the Manufacturer, of such Seller’s right, title and interest in the Manufacturer’s warranties in respect of such Aircraft, subject to the interests of the relevant Lessee.

“Base Aircraft Purchase Price” means in respect of any Aircraft, the “Base Aircraft Purchase Price” for such Aircraft as set forth in Schedule 2.

“Basic Rent” means, for any Lease, any scheduled rent thereunder, whether denominated as “Basic Rent”, “Rent” or otherwise, including any rent based on hours or cycles of operation of an Aircraft or Engine such as “power-by-the-hour amounts” and any payments for “excess hour or cycle amounts”, whether or not in addition to a base rent (which, for the avoidance of doubt, shall not include any Additional Rent).

“Beneficial Interest” means, for any Genesis Entity, 100% of the equity interest, both beneficial and of record, in such Genesis Entity whether such be in the form of shares of a corporation, membership in a limited liability company or beneficial interest in a trust.

“BI Aircraft” means any Aircraft title to which is held by any Genesis Entity on the Delivery Date thereof (subject to Section 3.1).

“BI Seller” means either GECC, or any other entity designated as a “BI Seller” on Schedule 1 hereof, as a Seller of the Beneficial Interest in a Genesis Entity.

“BI Transfer Date” has the meaning specified in Section 2.1.

“Bill of Sale” means, for any Aircraft, an executed bill of sale from the Seller thereof to the Purchaser or relevant Genesis Entity substantially in the form of Exhibit B (with such modifications as counsel to any Seller in any Delivery Location may advise as necessary or desirable) and, as necessary, any FAA Bill of Sale executed by the Seller thereof.

“Calculation Period” has the meaning specified in the definition of “Aircraft Purchase Price Adjustment Amount”.

“Cape Town Convention” means the Convention on International Interests in Mobile Equipment and its Protocol on Matters Specific to Aircraft Equipment, concluded in Cape Town on 16 November 2001.

“CDEC” has the meaning specified in Section 13.2.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Credit Facility Agreement” means the Credit Agreement dated as of April 5, 2007 among Genesis as Borrower and the other parties thereto.

“Contracts” has the meaning specified in Section 8.3.

“Delivery” means, (a) for any Independent Aircraft, transfer of title to such Aircraft from the Seller thereof to the Purchaser thereof, in accordance with Section 3.4(b) and the other provisions of this Agreement, and (b) for any BI Aircraft, Transfer of the Beneficial Interest of the Genesis Entity that has title, or holds the Beneficial Interest in another Genesis Entity that has title, to such BI Aircraft in accordance with Section 3.4(a) and the other provisions of this Agreement.

“Delivery Date” means, for any Aircraft, the date on which Delivery therefor occurs in accordance with this Agreement.

“Delivery Expiry Date” means, for all Aircraft, September 30, 2007; provided, that, if on or before September 30, 2007, all conditions precedent applicable to the Delivery Date for a Beneficial Interest in respect of an Aircraft or an Independent Aircraft as provided herein have been met and all conditions precedent in the Credit Facility Agreement for the applicable Purchaser to finance its purchase of the Beneficial Interest in respect of such Aircraft or such Independent Aircraft hereunder have been met, including in each case agreement having been reached among the Lessee, Genesis and the Seller on the form of Assignment of Lease or Lease Novation, as the case may be, except in each case only the conditions precedent consisting of the effectiveness of the applicable Assignment of Lease or Lease Novation, as applicable, and other conditions precedent provided in such Assignment of Lease or Lease Novation to be met in order for such effectiveness to occur and conditions precedent in this Agreement or in the Credit Facility Agreement which cannot be met unless such effectiveness has occurred (including receipt of an Irish tax residency certificate or similar document with respect to Genesis, any other Purchaser or any New Lessor if requested by the Lessee) , and which effectiveness has not occurred as of September 30, 2007, then, in respect of such Beneficial Interest or Independent Aircraft, as applicable, the Delivery Expiry Date shall be October 31, 2007, or such later date as to which each party hereto may agree, but in no event later than November 30, 2007.

“Delivery Location” means, for any Aircraft, the location of such Aircraft at the time of Delivery as GECC and Genesis shall designate, subject to Section 3.

“Designated Purchaser” has the meaning set forth in the definition of “Purchaser”.

“Disclosure Letter” means the First Disclosure Letter or a Supplemental Disclosure Letter.

“Dollars” and “$” mean the lawful currency for the time being of the United States of America.

“Encumbrance” means any mortgage, pledge, lien, encumbrance, charge or security interest, including any conditional sale and any agreement to give security.

“Engine” means, in respect of any Aircraft, each engine for such Aircraft as described in Schedule 2, concerning such Aircraft or, where any such engine has been replaced under the terms of the relevant Lease and title to the replacement engine has passed to the owner of such replaced Engine, such replacement engine as described in the relevant Bill of Sale or Acknowledgement of Delivery, as the case may be, together with all equipment, parts and accessories belonging to, installed in or appurtenant to such engine and includes, where the context permits, a separate reference to the Aircraft Documents concerning such engine.

“Event of Default” means, for any Aircraft, any event defined as such or as “Termination Event” or the like in the relevant Lease.

“Event of Loss” means, for any Aircraft, any event defined as such or as “Casualty Occurrence”, “Event of Loss” or “Total Loss” or the like in the relevant Lease.

“Existing Lessor” has the meaning ascribed thereto in the definition of “Assignment of Lease” herein.

“FAA Bill of Sale” means, with respect to any Aircraft the State of Registration of which is the United States of America, a Federal Aviation Administration Bill of Sale (AC Form 8050-2) to be executed by the Seller in favor of the Purchaser or Genesis Entity, and upon Delivery, filed with the Air Authority of the United States of America.

“Final Determination” means (i)(A) a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final after all appeals allowable by law by either party to the action have been exhausted or the time for filing such appeals has expired or (B) in any case involving United States federal income taxes where judicial review shall at the time be unavailable because the proposed adjustment involves a decrease in net operating loss carry forwards or business credit carry forwards, a decision, judgment, decree or other order of an administrative official or agency of competent jurisdiction, which decision, judgment, decree or other order has become final (i.e., where all administrative appeals have been exhausted by all parties thereto), (ii) a closing agreement entered into (x) under Section 7121 of the Code or any other settlement agreement entered into in connection with an administrative or judicial proceeding and (y) with the consent of GECC, (iii) the expiration of the time for instituting suit with respect to the claimed deficiency or (iv) the expiration of the time for instituting a claim for refund or, if such a claim was filed, the expiration of the time for instituting suit with respect thereto.

“First Disclosure Letter” means a letter for any one or more Aircraft from GECC or the applicable Seller to the Purchaser setting out certain information as at the date hereof in respect of such Aircraft.

“Formation Agreement” means, for each Genesis Entity, the formation document or trust agreement pursuant to which such Genesis Entity was created, as amended or supplemented to the date of determination.

“GECAS” means GE Commercial Aviation Services Limited, an Irish corporation.

“GECC” means General Electric Capital Corporation, a Delaware corporation.

“Genesis” means Genesis Acquisition Limited, a Bermuda exempted company.

“Genesis Entity” means any of the entities listed in Schedule 6 hereto.

“Genesis Funding” means Genesis Funding Limited, a Bermuda exempted company.

“Genesis Non-Corporate Entity” means any Genesis Entity designated as a Genesis Non-Corporate Entity Partnership in Schedule 6 hereto.

“Government Entity” means:

(1)	any national government, political sub-division thereof, or local jurisdiction therein;
(2)	any instrumentality, board, commission, department, division, organ, court, exchange control authority, or agency of any thereof, however constituted; or

(3)	any association, organization, or institution of which any of the above is a member or to whose jurisdiction any thereof is subject or in whose activities any thereof is a participant.

“Guaranty” means the Guaranty of GECC in respect of the transactions contemplated hereby in substantially the form of Exhibit D hereto.

“Independent Aircraft” means each Aircraft listed on Schedule 1 (other than any BI Aircraft but subject to Section 3.1).

“Independent Seller” means each Independent Seller listed on Schedule 1.

“Information” has the meaning ascribed thereto in Section 4.5.

“Initial Asset Purchase Agreement” means the Asset Purchase Agreement dated as of December 19, 2006 among GECC and the other sellers listed therein, and Genesis Funding, as purchaser.

“Initial Indenture” means the Trust Indenture dated as of December 19, 2006 among Genesis Funding and the other parties thereto.

“Initial Security Trust Agreement” means the Security Trust Agreement dated as of December 19, 2006 among Genesis Funding and the other parties thereto.

“Intercompany Lease” means, for any Aircraft, any lease therefor in the Agreed Form between the applicable Genesis Entities.

“International Interest” has the meaning given to such term in the Cape Town Convention.

“International Registry” means the registry established pursuant to the Cape Town Convention.

“Lease” means, for any Aircraft, the aircraft lease agreement (as amended, supplemented, novated or assigned by any relevant Lease Document) between the Existing Lessor thereof and the relevant Lessee identified as such in Schedule 2 concerning such aircraft.

“Lease Assignment Documents” has the meaning ascribed thereto in the Security Trust Agreement.

“Lease Documents” means, for any Aircraft, all agreements identified as such in Schedule 2, concerning such Aircraft, including any applicable Lease Novation or Assignment of Lease, as such may be amended by any Disclosure Letter the contents of which have been agreed to by Genesis, and any Intercompany Lease.

“Lease Novation” means, for any Independent Aircraft, a lease novation or assignment and amendment agreement therefor in the Agreed Form, to be entered into between the Purchaser thereof and/or the New Lessor, the Existing Lessor thereof as lessor and the relevant Lessee, under which the relevant Lease will be novated or assigned and amended so that such Purchaser or New Lessor (as appropriate) will be substituted as lessor of such Aircraft in place of such Existing Lessor.

“Lessee” means, for any Aircraft, the lessee of such Aircraft as identified in Schedule 2, and includes where the context permits a separate reference to the lessee under an Intercompany Lease.

“Lessee Encumbrance” means, for any Aircraft, any Encumbrance which is created by or is attributable to the acts, omissions, debts or liabilities of the applicable Lessee or its Affiliates.

“Lessee Furnished Equipment” means, for any Aircraft, those appliances, parts, accessories, instruments, navigational and communications equipment, furnishings modules, components and other items of equipment installed in or furnished with such Aircraft at Delivery and ownership of which is not required pursuant to the relevant Lease to vest in or be transferred to the lessor or owner of such Aircraft, as the case may be.

“Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any applicable law (including any environmental law), and those arising under any contract, agreement, arrangement, commitment or undertaking.

“LIBOR” means the “Eurodollar Rate” as defined in the Credit Facility Agreement.

“Losses” has the meaning specified in Section 10.1.

“Maintenance Payment Amount” means the amount of maintenance contributions, airworthiness directive cost sharing payments and other similar payments made by the lessor under the Lease in respect of such Aircraft attributable to the Calculation Period with respect to applicable work on such Aircraft that is commenced (as determined in accordance with Section 5.3) during the Calculation Period.

“Manufacturer” means, for any Aircraft, the manufacturer thereof as identified in Schedule 2, and includes where the context permits a separate reference to the manufacturer of each Engine as identified in Schedule 2.

“Material Damage” means, for any Aircraft, damage to such Aircraft in excess of 25% of the applicable Base Aircraft Purchase Price.

“Material Default” means, for any Lease of an Aircraft:

(1)

an Event of Default consisting of failure to pay Rent or Additional Rent when due if such delinquency is in excess of thirty days from the due date (a “Payment Default”) or any non-payment Event of Default; or

(2)	any insurance default under such Lease known to GECC or any applicable Seller;

unless, in any such case, such Event of Default, Payment Default or insurance default has been disclosed to Genesis on or prior to the date hereof for such Aircraft.

“New Lessor” has the meaning ascribed thereto in the definition of “Assigned Lease” herein.

“Novated Lease” means, for any Lease subject to a Lease Novation, such Lease as novated to the Purchaser or New Lessor (as appropriate) of the Aircraft the subject of such Lease, and as amended by the applicable Lease Novation.

“Operative Documents” means, for any Aircraft, (a) this Agreement, (b) the Guaranty, (c) the Bill of Sale or Acknowledgement of Delivery therefor, as applicable, (d) the Tax Agreement to the extent it relates to such Aircraft, (e) either (i) the Lease Novation or (ii) the Assignment of Lease therefor, and (f) in the case of any BI Aircraft, the Assignment of Beneficial Interest together with, in case of Beneficial Interests consisting of capital stock or equity interest, certificates representing such Beneficial Interest duly issued and registered in the name of the Purchaser.

“Order” means any writ, judgment, decree, injunction or similar order of any governmental or regulatory authority (in each case whether preliminary or final).

“Parts” shall mean any part, component, appliance, accessory, instrument or other item of equipment (other than any of the Engines) installed in or furnished with or attached to any of the Aircraft at Delivery (or part thereof) except Lessee Furnished Equipment.

“Paying Party” has the meaning specified in Section 5.7.

“Payment Default” has the meaning ascribed thereto in the definition of “Material Default” herein.

“Permits” has the meaning specified in Section 8.3(x).

“Permitted Encumbrance” means:

(1)	any Purchaser Encumbrance;
(2)	the rights conferred by the Lease Documents; and
(3)	any Lessee Encumbrances.

“Policy Provider” means any policy provider or similar credit enhancer used in connection with a Subsequent Securitization by or on behalf of Genesis or a Designated Purchaser.

“Previously Provided Information” has the meaning ascribed thereto in Section 4.5.

“Priority Search Certificate” shall have the meaning set forth in the regulations adopted pursuant to the Cape Town Convention.

“Purchaser” means, for any Asset, the purchaser of such Asset pursuant to this Agreement, which shall be either (i) Genesis or (ii) any Subsidiary of Genesis as designated in writing by Genesis at least three Business Days (or such shorter period as may be agreed) prior to the relevant Delivery Date; provided, that, in connection with a Subsequent Securitization, and upon not less than fifteen (15) Business Days prior notice, Genesis may assign its remaining rights, obligations and liabilities hereunder and under the other Operative Documents with respect to one or more Aircraft to a Subsidiary of Genesis Lease Limited which is tax resident in Ireland and for which Genesis provides to GECC reasonable evidence that such Subsidiary has a tangible net worth at such time of at least $200,000,000 (“Designated Purchaser”).

“Purchaser Encumbrance” means any Encumbrance which is created by or results from debts or liabilities or actions or omissions of any Purchaser of an Asset or its Affiliates, and includes any Security Trust Agreement.

“Purchaser Indemnitees” means each Purchaser, and any of their respective successors and assigns, subsidiaries, Affiliates, directors, trustees, servants, agents, officers and employees.

“Rating Agency” means each of Moody’s Investors Services, Inc., Standard & Poor’s Ratings Group, a division of McGraw-Hill Companies, Inc. and any other nationally recognized rating agency designated by an issuer of notes in a Subsequent Securitization by or for the benefit of Genesis or a Designated Purchaser, provided that such organizations shall only be deemed to be a Rating Agency for purposes hereunder with respect to the notes that they are then rating.

“Receiving Party” has the meaning specified in Section 5.7.

“Retained Rights” has the meaning specified in Section 2.1.

“Security Deposit” means, for any Aircraft, the amount (whether in the form of cash, a letter of credit, guarantee, promissory note or otherwise) set forth opposite the term “Security Deposit” in respect of such Aircraft on Schedule 2 , in each case paid to the applicable lessor and not applied or repaid as of the Delivery Date, together with any interest thereon required under the terms of the applicable Lease to be paid to or to accrue in favor of the Lessee thereunder to the Delivery Date (minus any interest on such Security Deposit included in the Aircraft Purchase Price Adjustment Amount for such Aircraft).

“Security Trust Agreement” means the security trust agreement entered into pursuant to the Credit Facility Agreement.

“Security Trustee” means the secured party under the Security Trust Agreement and includes such Person in its capacity as indenture trustee.

“Seller” means with respect to any Asset, the BI Seller or the Independent Seller, as the case may be, selling such Asset. For the avoidance of doubt, Seller shall not mean any seller of aircraft or any other asset to any of the Purchasers other than pursuant to this Agreement.

“Seller Indemnitees” means, for any Aircraft, the Seller thereof (and each party named as an Indemnitee with respect to the Lease of such Aircraft prior to amendment thereof by an Assignment of Lease or Lease Novation, as the case may be), GECC and any of their respective successors and assigns, shareholders, subsidiaries, Affiliates, directors, trustees, servants, agents, officers and employees.

“Servicing Agreement” means, as applicable, that certain Servicing Agreement dated as of April 5, 2007 between Genesis and GECAS, or an applicable Securitization Servicing Agreement as provided in the Master Servicing Agreement dated as of December 19, 2006 between Genesis Lease Limited and GECAS.

“Servicing Fees” has the meaning specified in the definition of “Aircraft Purchase Price Adjustment Amount”.

“State of Registration” means, for any Aircraft, the country identified in Schedule 2, concerning such Aircraft.

“Subsequent Securitization” means an issuance of notes prior to June 30, 2008 in a transaction comparable to that contemplated by the Initial Indenture, and reasonably acceptable to the Sellers and GECAS as servicer insofar as their interests are concerned, to finance the Aircraft by or for the benefit of Genesis or a Designated Purchaser.

“Subsequent Securitization Indenture” means a trust indenture entered into prior to June 30, 2008 comparable to the Initial Indenture, and reasonably acceptable to the Sellers and GECAS as servicer insofar as their interests are concerned, entered into in connection with a Subsequent Securitization.

“Subsequent Security Trust Agreement” means a security trust agreement entered into prior to June 30, 2008 comparable to the Initial Security Trust Agreement, and reasonably acceptable to the Sellers and GECAS as servicer insofar as their interests are concerned, entered into in connection with a Subsequent Securitization.

“Subsidiary” of any Person means a corporation, company or other entity: (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are now or hereafter owned or controlled, directly or indirectly, by such Person, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right to make decisions for such other entity is, now or hereafter owned or controlled, directly or indirectly, by such Person; provided, however, that in each case, such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or controls exists.

“Supplemental Disclosure Letter” means, (a) for any Independent Aircraft, a letter from GECC or the applicable Seller to the Purchaser setting out certain information as of the Delivery Date for such Aircraft and (b) for any BI Aircraft, a letter from GECC or the applicable Seller to the Purchaser setting out certain information as of the relevant BI Transfer Date.

“Tax Agreement” means the Tax Agreement dated the date of this Agreement between the parties hereto.

“Taxes” means any and all present and future sales, use, personal property, customs, ad valorem, value added, turnover, franchise, windfall or other profits, payroll, capital stock, employment, social security, workers’ compensation, unemployment compensation, stamp, transfer, excise, interest equalization, income, gross receipts, limited liability company minimum, limited partnership minimum or other taxes, fees, withholdings, imposts, duties, deductions, levies, or other charges of any nature, together with any penalties, fines, or interest thereon, imposed, levied, or assessed by, or otherwise payable to, any Government Entity.

“Tax Return” with respect to any entity means a report, return or other information (including any amendments) required to be supplied to a Government Entity with respect to Taxes of such entity including, information returns and, where permitted or required, combined or consolidated returns for any group of entities that include the entity.

“Transfer” means the sale, conveyance and transfer of any Beneficial Interest.

“Yield Rate” means 7.50% per annum.

1.2	(a)	In this Agreement, unless the contrary intention is stated, a reference to:

(i)	each of “GECC”, any “Seller”, “Genesis”, any “Purchaser” or any other Person includes without prejudice to the provisions of this Agreement any successor in title to it or any permitted assignee;
(ii)	words in the plural include the singular and vice versa;
(iii)	any document includes that document as amended, novated or supplemented, in each case in accordance with its terms;
(iv)

a law (1) includes any statute, decree, constitution, regulation, order, judgment or directive of any Government Entity; (2) includes any treaty, convention, pact, compact or other agreement to which any Government Entity is a signatory or party; (3) includes any judicial or administrative interpretation or application thereof; and (4) is a reference to that provision as amended, substituted or re-enacted;

(v)	a Section, an Exhibit or a Schedule is a reference to a section of or an exhibit or a schedule to this Agreement; and
(vi)	references to “including” mean “including without limitation”.
(b)	The headings in this Agreement are to be ignored in construing this Agreement.

2.	SALE AND PURCHASE
2.1

On the date hereof, or as promptly thereafter as practical (but no later than the Delivery Expiry Date), and upon the satisfaction of all of the conditions precedent by the BI Seller in Sections 6 and 7 with respect to BI Aircraft then owned by each Genesis Entity (each such date, the “BI Transfer Date” for such Genesis Entity), the Purchaser of the related Beneficial Interest will purchase from Seller thereof, and concurrently therewith such BI Seller will sell to such Purchaser, the Beneficial Interest in such Genesis Entity by delivery to such Purchaser of an Assignment of Beneficial Interest in the form of Exhibit A-1, A-2 or A-3, as applicable, hereto, dated such BI Transfer Date, and in the case of a Beneficial Interest consisting of capital stock or equity interest certificates, certificates (with all required stock transfer tax having been paid) evidencing such Beneficial Interest, conveying to such Purchaser outright and unconditionally all of such BI Seller’s right, title and interest in, to and under such Beneficial Interest of such Genesis Entity, including all of such BI Seller’s rights as shareholder, member or beneficiary, as the case may be, of such Genesis Entity, any applicable Security Deposit, Basic Rent, or Additional Rent but excluding any Basic Rent or Additional Rent that is payable under the relevant Lease and is attributable to the Calculation Period (determined, in the case of Additional Rent, wherever relevant as provided in this Agreement, as set forth in the penultimate sentence of Section 5.2) which have been included in the Aircraft Purchase Price Adjustment Amount with respect to the applicable Aircraft, together with all other agreements, contracts, documents and instruments evidencing any of such right, title and interest as well as the proceeds of all thereof, in each case free from any Encumbrances other than Permitted Encumbrances (individually or collectively, the “Assigned Property” for such Genesis Entity) on, and subject to, the terms and conditions contained in this Agreement; reserving, however, to such Seller all claims for indemnities payable to such Seller (or the applicable Genesis Entity or Existing Lessor) under the related Lease(s) in respect of any act or omission or events occurring prior to the BI Transfer Date for such Genesis Entity and all claims for Basic Rent and Additional Rent payable to such Seller (or the applicable Genesis Entity or Existing Lessor) under the relevant Lease attributable to the Calculation Period which have been included in the Aircraft Purchase Price Adjustment Amount with respect to the applicable Aircraft (the “Retained Rights” for the Aircraft relating to or for such Genesis Entity). For the avoidance of doubt, upon a BI Transfer Date, all Basic Rent and Additional Rent that is attributable to the period prior to the BI Transfer Date shall be retained by or paid over to, as the case may be, the applicable BI Seller, and all Basic Rent and Additional Rent that is attributable to the period on or after the BI Transfer Date shall be retained by or upon receipt paid over to, as the case may be, the applicable Purchaser. Effective as of the BI Transfer Date for each Genesis Entity, on, and subject to the terms and conditions contained in this Agreement, the Purchaser of the Assigned Property for such Genesis Entity agrees to accept the assignment thereof from the BI Seller and, subject to Section 3.5, assume and undertake all of the duties, obligations and liabilities of the BI Seller with respect to such Assigned Property arising and to be performed on or after such BI Transfer Date and agrees to be bound by all the terms of and to undertake all of the duties, obligations and liabilities arising after such BI Transfer Date of the BI Seller with respect to the Assigned Property for such Genesis Entity. The Purchaser with respect to a Retained Right shall take such actions or pursue such claims as reasonably requested to by the related Seller; provided that, (i) all costs incurred by such Purchaser shall be for such Seller’s account, (ii) such Seller agrees to indemnify Purchaser for any costs or liabilities incurred in connection with such action or pursuit of claim and (iii) such action or pursuit of claim shall not be inconsistent with such Purchaser’s obligations under any of the Operative Documents or Servicing Agreement.

2.2

With respect to each Independent Aircraft, on or after the date hereof (but no later than the Delivery Expiry Date), and upon the satisfaction of all of the conditions precedent by any Independent Seller in Sections 6 and 7 with respect to Independent Aircraft owned by such Independent Seller, the Purchaser of such Independent Aircraft will purchase from such Independent Seller, and concurrently therewith such Independent Seller will sell to such Purchaser, such Independent Aircraft, including the Aircraft Documents and any applicable Security Deposit, Basic Rent or Additional Rent, but excluding any Basic Rent or Additional Rent that is attributable to the Calculation Period which have been included in the Aircraft Purchase Price Adjustment Amount with respect to such Independent Aircraft, and excluding Retained Rights, on and subject to the terms and conditions contained in this Agreement (including the execution of a Lease Novation or Assignment of Lease (as the case may be) in respect of such Independent Aircraft and delivery of the Lease Documents therefor), each in its “AS IS” and “WHERE IS” condition at the relevant Delivery Location, free from any Encumbrances other than Permitted Encumbrances. For the avoidance of doubt, upon a Delivery Date, all Basic Rent and all Additional Rent that is attributable to the period prior to the Delivery Date shall be retained by or paid over to, as the case may be, the applicable Seller, and all Basic Rent and Additional Rent that is attributable to the period in respect of the period on or after the Delivery Date shall be retained by or upon receipt paid over to, as the case may be, the applicable Purchaser. The Purchaser with respect to a Retained Right shall take such actions or pursue such claims as reasonably requested to by the related Seller; provided that, (i) all costs incurred by such Purchaser shall be for such Seller’s account, (ii) such Seller agrees to indemnify such Purchaser for any costs or liabilities incurred in connection with such action or pursuit of claim and (iii) such action or pursuit of claim shall not be inconsistent with such Purchaser’s obligations under any of the Operative Documents or Servicing Agreement.

2.3

The parties hereto acknowledge, consent and agree that, from and after the date hereof, each of the Aircraft shall be subject to the Servicing Agreement on the terms and conditions provided herein and therein whether or not such Aircraft shall have been delivered hereunder or any Delivery Date shall have occurred, provided always that no fee or other amounts shall be payable under the Servicing Agreement in respect of any Aircraft to the extent such fees or other amounts have been included in the Aircraft Purchase Price Adjustment Amount for such Aircraft and that (without prejudice to the terms of the Servicing Agreement) from and after the Delivery Expiry Date an undelivered Aircraft shall cease to be subject to the Servicing Agreement. Each party hereto further agrees that from and after the date hereof it shall reasonably cooperate with, and take such action as may be reasonably requested by, the servicer in connection with the performance of the servicer’s obligations under the Servicing Agreement.

3.	DELIVERY AND ACCEPTANCE
3.1

Each of the relevant BI Seller and the Purchaser shall use commercially reasonable efforts to cause the Transfer of the Beneficial Interest for each Genesis Entity to occur on or as soon as reasonably practicable after the date hereof, and each of GECC and each of the Independent Sellers and the relevant Purchaser shall use commercially reasonable efforts to cause Delivery of each Independent Aircraft to occur on or as soon as reasonably practicable after the date hereof (but in any event no later than the Delivery Expiry Date), in each case subject to the other terms and conditions of this Agreement. Delivery of the Independent Aircraft need not take place concurrently or in the order set out in Schedule 2. If the failure to satisfy one or more conditions precedent with respect to any BI Aircraft (but less than all the BI Aircraft) owned by any Genesis Entity is the sole reason preventing the Transfer of the Beneficial Interest of such Genesis Entity to occur prior to the Delivery Expiry Date, GECC may, following notice to the Purchaser thereof, cause such Genesis Entity first to effect delivery of such BI Aircraft to one of the Sellers (or other entity designated in writing by GECC at least three Business Days (or such shorter period as may be agreed) prior to the date of such delivery) prior to the Delivery Expiry Date (whereupon such BI Aircraft shall be an Independent Aircraft for purpose of this Agreement), and promptly thereafter on or prior to the Delivery Expiry Date to Transfer the Beneficial Interest of such Genesis Entity to the Purchaser thereof.

3.2	GECC and any other Seller of any Independent Aircraft shall cause the Delivery Location for such Aircraft to be in a jurisdiction:
(a)

where such Person has determined, in its sole discretion, that there are no Taxes (other than income taxes imposed by Ireland or the United States on the Seller thereof) that would be imposed upon such Seller, the Purchaser thereof or the Aircraft as a result of the transfer of title to the applicable Aircraft to such Purchaser, provided that the Seller may (but shall not be obligated to) complete any sale where such Taxes would be imposed; and

(b)

where the security, if any, contemplated by the applicable Lease Novation or any related Lease Document to be granted to the Purchaser or New Lessor thereof would be effective relative to such Aircraft.

In the case of any BI Aircraft, GECC or the relevant BI Seller shall use reasonable efforts to cause the Delivery Location for such Aircraft to be in a jurisdiction where GECC or such BI Seller has determined, in its sole discretion, that there are no Taxes (other than income taxes imposed by Ireland or the United States on the Seller thereof) that would be imposed upon such Seller, the Purchaser thereof, the Genesis Entity or the Aircraft as a result of the Transfer of Beneficial Interest relating to such BI Aircraft to the Purchaser thereof, subject in all cases to the proviso set forth in Section 3.2(a) above.

3.3	GECC shall use reasonable efforts to keep the relevant Purchaser advised as to any information of which GECC becomes aware as to the intended whereabouts of each Independent Aircraft on the expected Delivery Date therefor and of each BI Aircraft on the expected BI Transfer Date relating to such BI Aircraft. Each relevant Purchaser shall, subject to the terms and conditions of this Agreement and using reasonable efforts, cooperate with the Seller of each Aircraft so as to allow the Delivery relating to such Independent Aircraft or BI Aircraft, as the case may be, to occur when such Aircraft is at the Delivery Location therefor. In the event that GECC reasonably believes that the jurisdiction of the Delivery Location is a jurisdiction where there may be Taxes imposed upon any Seller Indemnitee or any Purchaser Indemnitee as a result of the transfer of the Seller’s interest in the applicable Aircraft or Genesis Entity to the Purchaser or for which the Seller would otherwise be liable under Article 2 of the Tax Agreement, the Seller may, to the extent a favorable Delivery Location cannot be arranged and subject to the proviso in Section 3.2(a), elect to treat such Aircraft as an Aircraft as to which as of the Delivery Expiry Date the conditions precedent to the Seller’s obligation to sell the Asset in respect of such Aircraft have not been fulfilled.

3.4	(a)

For each BI Aircraft, on the Delivery Date therefor, subject to the satisfaction of the conditions precedent set out in Section 7.1, the Seller thereof shall be deemed to have tendered such BI Aircraft for Delivery. On each BI Transfer Date, subject to the satisfaction of the conditions precedent set out in Sections 6 and 7 applicable thereto, the BI Seller shall execute an Assignment of Beneficial Interest in the form of Exhibit A-1, A-2 or A-3, as applicable, attached hereto, and in the case of a Beneficial Interest consisting of capital stock or equity interest certificates cause the certificates representing the Beneficial Interest to be duly registered in the name of the Purchaser thereof.

(b)

For each Independent Aircraft, on the Delivery Date therefor, subject to satisfaction of the conditions precedent set out in Sections 6 and 7 applicable thereto, the Seller thereof shall tender such Independent Aircraft for Delivery. Delivery and acceptance of any Independent Aircraft hereunder shall take place while such Independent Aircraft is located at the Delivery Location therefor, by such Seller either (i) subject to Section 3.4(c), delivering physical possession of such Independent Aircraft to the Purchaser thereof or (ii) executing and delivering to such Purchaser a Bill of Sale. Thereupon, full legal and beneficial title to such Independent Aircraft, free from Encumbrances other than Permitted Encumbrances, shall pass from the Seller thereof to the Purchaser thereof. Simultaneously with physical delivery of any Independent Aircraft or delivery to the Purchaser thereof of the Bill of Sale (as the case may be), title to the Aircraft Documents therefor shall pass as provided in the Lease Novation or the Assignment of Lease, as applicable, and the Lease related thereto shall be novated or assigned (as the case may be) upon the Delivery of such Independent Aircraft. Where Delivery is effected by delivering physical possession of any Independent Aircraft, the Purchaser thereof shall execute and deliver to the Seller thereof an Acknowledgement of Delivery and, at any time after Delivery upon reasonable request of such Purchaser, such Seller shall deliver to the Purchaser thereof a confirmatory bill of sale substantially in the form of the Bill of Sale, mutatis mutandis; notwithstanding the foregoing, the parties hereto agree that each Seller may refuse any such request of any Purchaser to deliver a confirmatory bill of sale if such delivery would result in the imposition of any Taxes, including documentary taxes on such Seller, such Purchaser or the Independent Aircraft.

(c)

Each Seller of an Independent Aircraft agrees that it will elect to Deliver such Aircraft to the Purchaser thereof pursuant to a Bill of Sale unless such Delivery will result in any documentary Taxes or other Taxes being imposed upon such Seller or Purchaser or the Aircraft that would not otherwise be imposed as a result of such Delivery and/or the opinion delivered in accordance with Section 7.2(g)(i) states that such Delivery is not a valid transfer of title.

3.5

Subject to the provisions of Section 5.3 hereof with respect to Material Damage and Event of Loss in respect of any Aircraft, the risk of the occurrence of any Material Damage after the date hereof or the occurrence of an Event of Loss with respect to an Aircraft shall be retained by the applicable Seller thereof until the applicable Delivery in the case of any BI Aircraft or the applicable Delivery in the case of any Independent Aircraft. If an Event of Loss has occurred on or prior to, or if any Material Damage occurs after the date hereof and prior to, the applicable Delivery in the case of any BI Aircraft or the applicable Delivery in the case of any Independent Aircraft and is not waived as a failed condition precedent to the occurrence of such Delivery by GECC, the applicable Seller and the applicable Purchaser, then upon notification of the existence of such Material Damage or the occurrence of an Event of Loss on such Delivery Date or BI Transfer Date by any party hereto to the other parties hereto within six (6) months from such BI Transfer Date or Delivery Date, the sale of such Beneficial Interest or Independent Aircraft shall be deemed rescinded automatically and Section 5.3 shall apply thereto.

3.6

Each Aircraft to be sold hereunder shall be delivered to the Purchaser thereof (or in the case of the BI Aircraft deemed delivered on the applicable BI Transfer Date to such Purchaser) “AS IS” and “WHERE IS”, at the Delivery Location and SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET OUT IN SECTION 12 but without limiting any representation, warranty or covenant of GECC or any other Seller expressly set forth herein and/or in the Bill of Sale or Acknowledgement of Delivery (as the case may be) and/or Assignment of Beneficial Interest for, or in respect of, such Aircraft (together with, in the case of any Beneficial Interest consisting of capital stock or equity interest, the certificate representing the same) delivered pursuant to this Agreement. Subject to receipt or satisfaction or waiver of the conditions precedent referred to in Section 7 applicable thereto and the other provisions of this Agreement, each Purchaser of an Aircraft or of the related Beneficial Interest shall unconditionally accept such Aircraft or Beneficial Interest for all purposes hereunder upon tender of a Bill of Sale or an Acknowledgement of Delivery or of an Assignment of Beneficial Interest (together with, in the case of any Beneficial Interest consisting of capital stock or equity interest certificates representing the same), as the case may be, in accordance with Section 3.4 and the other provisions of this Agreement in the condition in which such Aircraft exists on the Delivery Date (or in the case of any BI Aircraft, on the applicable BI Transfer Date). Acceptance by any Purchaser of a Bill of Sale or of physical delivery as set forth in an Acknowledgement of Delivery in respect of any Aircraft or of an Assignment of Beneficial Interest in respect of any Aircraft then owned by any Purchaser thereof shall constitute an acknowledgement by such Purchaser for the purposes of this Agreement that such Aircraft is in every respect satisfactory to such Purchaser, provided that the foregoing is not intended nor shall the same be construed as a waiver by such Purchaser of any claim that it may have against GECC or any other Seller for breach of any representation, warranty or covenant expressly contained in this Agreement.

3.7

Prior to the Delivery of an Aircraft, the relevant Purchaser and/or its agents, representatives and designees shall have the right, on reasonable prior notice and at such Purchaser’s cost and expense, to inspect such Aircraft on and subject to the terms of the applicable Lease.

4.	UNDELIVERED AIRCRAFT; FURTHER COOPERATION
4.1	If an Aircraft (including a BI Aircraft) shall have suffered an Event of Loss or shall suffer after the date hereof any Material Damage on or prior to the Delivery thereof, then the Seller shall have no obligation to deliver and the Purchaser shall have no obligation to accept delivery of the Asset related thereto hereunder.

4.2

If any Independent Aircraft shall not have been delivered on or prior to the Delivery Expiry Date for any reason (whether as a result of an Event of Loss or otherwise), or if the Beneficial Interest of any Genesis Entity in respect of an Aircraft is not transferred on or prior to the Delivery Expiry Date for any reason (whether as a result of an Event of Loss or otherwise), the Seller and the Purchaser shall have no further obligation hereunder in respect of such Aircraft (or Beneficial Interest); provided, however, neither party shall be deemed to have waived any right to damages for breach of this Agreement, all of which rights shall be deemed reserved.

4.3

Except as otherwise expressly provided in Sections 4.1, 4.2 and 5.3, if Delivery of an Aircraft (or Beneficial Interest pertaining thereto) under this Agreement is delayed or does not occur for any reason outside the control of the Seller of such Aircraft, including by reason of the lack of cooperation of any Lessee or other person (other than such Seller or any of its Affiliates), neither GECC nor the Seller thereof will be responsible for any damages, losses, including loss of profit, costs, expenses, liabilities, demands, payments, claims or action arising from or in connection with the delay or failure suffered or incurred by the Purchaser.

4.4

Each Seller acknowledges and agrees that, in providing any consent, approval, waiver, acceptance or agreement to, of or with any variance to the terms of this Agreement, or any document, instrument or opinion to be delivered hereunder, or the conditions to Delivery hereunder, a Purchaser may be required to obtain a similar action from the “Administrative Agent” under and as defined in the Credit Facility Agreement. In addition, each Seller agrees to cooperate, at Purchaser’s cost and expense, and as such Purchaser may reasonably request, to provide such certificates, opinions and other documents as may be reasonably requested of such Seller in connection with a drawing under Purchaser’s Credit Facility Agreement, for the purpose of financing all or such portion of the transactions contemplated hereunder, or as may be reasonably requested by a Rating Agency or Policy Provider in connection with a Subsequent Securitization; provided that neither GECC nor any Seller shall be obligated to provide any certificate, opinion or other document or take any other action that would, in the good faith opinion of GECC, have the effect of modifying adversely to it any provision of this Agreement or any other Operative Document or in connection with the transactions contemplated hereby, or that would otherwise in a manner increase any obligation, burden or liability of GECC or any Seller, or decrease or adversely affect any right, remedy, benefit or privilege of GECC or any Seller, hereunder or under any other Operative Document or in connection with the transactions contemplated hereby. In exercising its good faith for purposes of the proviso in the preceding sentence, GECC shall take into account any subsequent agreements that it reaches with Genesis in any aircraft purchase agreement between GECC and Genesis (and their respective affiliates) pursuant to which Genesis has agreed to purchase aircraft to be included in a Subsequent Securitization.

4.5

The Sellers agree to use commercially reasonable efforts to cooperate with Genesis to provide such financial information in the possession of (or reasonably available to) GECAS and relating to the Aircraft (or Sellers’ business or operations in connection therewith) as Genesis may reasonably request and has determined is necessary to comply with its reporting, disclosure, filing or other requirements, including information that Genesis determines is necessary for any pro forma financials relating to the Aircraft to be purchased hereunder, that is of substantially the same type, nature and scope as the information that has been previously provided in connection with the transaction contemplated by that certain Letter of Intent dated as of July 3, 2007 (the “Previously Provided Information”) (with the Sellers acknowledging that included within such type, nature and scope are changes or additions to such information that Genesis determines are necessary to reflect a smaller portfolio than contemplated by such Letter of Intent and with respect to subsequent dates and periods), and such additional information as GECC, the Sellers and GECAS may, in its sole discretion, agree to provide; provided that none of GECC, the Sellers or GECAS shall be obligated to provide any information if the provision of such information in GECC’s, the Sellers’ or GECAS’ reasonable opinion would violate any law or agreement, or would waive any attorney-client privilege, or is in GECC’s, such Sellers’ or GECAS’ reasonable opinion deemed proprietary or commercially detrimental to provide, and in no event shall GECC, the Sellers or GECAS be obligated to provide Previously Provided Information that remains in a form usable for Genesis’ requirements . Any information provided by GECC, any Seller or GECAS pursuant to the foregoing sentence (“Information”) shall remain owned by GECC, any Seller and GECAS and shall be deemed to remain the property of GECC, the Seller and GECAS, and nothing contained in this Agreement shall be construed as granting or conferring rights of license or otherwise in any such Information; provided, that Genesis and any Purchaser shall be entitled to use any Information solely for a specific purpose set forth above. None of GECC, any Seller or GECAS shall have any liability to Genesis or any Purchaser in the event that any Information provided pursuant to this Agreement is found to be inaccurate in the absence of willful misconduct by the party providing such Information. None of GECC, Seller or GECAS shall have any liability to Genesis or any Purchaser if any Information is destroyed in connection with such party’s policies as they exist from time to time. When any Information provided hereunder is no longer needed for the purposes contemplated by this Agreement or is no longer required to be retained by applicable law, Genesis or the relevant Purchaser will promptly after request of GECC, any Seller or GECAS return all Information in a tangible form (including all copies thereof and all notes, extracts or summaries based thereon) or certify to them that it has destroyed such Information (and such copies thereof and such notes, extracts or summaries based thereon). None of Genesis or any Purchaser shall use any Information except for the specific purpose for which it was provided and in accordance with this Agreement and in accordance with and subject to Section 13.04 of the applicable Servicing Agreement. The provision of any information pursuant to this Agreement shall not be deemed a waiver of any privilege, including privileges arising under or related to the attorney-client privilege or any other applicable privileges.

4.6

The Sellers shall use (and shall cause GECAS to use) reasonable care and diligence at all times in providing the Information (the “Standard of Care”). Notwithstanding any other provision of this Agreement which could be construed to the contrary, no Seller Indemnitee (which term includes GECAS) shall be liable or accountable to any Person, including Genesis or any Purchaser or any Subsidiary or Affiliate of Genesis or any Purchaser (other than Genesis to the extent set forth in the next following sentence), Policy Provider, Security Trustee or Genesis Lease Limited or any Affiliate thereof or any other Person, under any circumstances for any “Losses” (as such term, when used in this Section 4.6, is defined in the Servicing Agreement) directly or indirectly arising out of, in connection with or related to, the provision of the Information or the Information. The Seller Indemnitees shall not be liable or accountable to Genesis, any other Purchaser, Genesis Lease Limited or any Affiliate thereof, Policy Provider, the Security Trustee or any other Person under any circumstances for, and Genesis shall indemnify each Seller Indemnitee on an After-Tax Basis (as defined in the Servicing Agreement) in accordance with the provisions set forth below for, any Losses, directly or indirectly, arising out of, in connection with or related to, the provision of the Information or the Information itself by any Seller Indemnitee, unless such Losses are finally adjudicated to have resulted directly from any Seller Indemnitee’s gross negligence or willful misconduct (including willful misconduct that constitutes fraud) in respect of its obligation to apply the Standard of Care in respect of its provision of the Information (the liability standard set forth in this Section 4.6, the “Standard of Liability”). Without limiting the foregoing, no Seller Indemnitee shall be directly or indirectly liable or accountable to Genesis or any Purchaser or Genesis Lease Limited or any of its Affiliates or the Policy Provider or the Security Trustee under any circumstances for any Losses directly or indirectly arising out of, in connection with or related to, (i) the adequacy or usefulness of the Information, (ii) the reliability of the Information, (iii) the use of the Information, or (iv) compliance of the Information with accounting, legal or other requirements. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 4.6, ALL OTHER WARRANTIES, CONDITIONS AND REPRESENTATIONS, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, ARISING UNDER U.S. FEDERAL, DELAWARE, IRISH, NEW YORK, BERMUDAN OR OTHER LAW IN RELATION TO THE SKILL, CARE, DILIGENCE OR OTHERWISE IN RESPECT OF ANY PROVISION OF INFORMATION OR ANY INFORMATION OR TO THE QUALITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR MERCHANTABILITY OF ANY INFORMATION SERVICES OR INFORMATION ARE HEREBY EXCLUDED AND WAIVED BY GENESIS, EACH PURCHASER, GENESIS LEASE LIMITED AND EACH OF THEIR AFFILIATES AND NO SELLER INDEMNITEE SHALL BE LIABLE TO ANY SUCH PERSON OR THE POLICY PROVIDER OR THE SECURITY TRUSTEE IN CONTRACT, TORT OR OTHERWISE UNDER U.S. FEDERAL, DELAWARE, IRISH, NEW YORK, BERMUDAN OR OTHER LAW FOR ANY LOSS, DAMAGE, EXPENSE OR INJURY OF ANY KIND WHATSOEVER, CONSEQUENTIAL OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH EITHER THE PROVISION OF INFORMATION OR THE INFORMATION TO BE SUPPLIED PURSUANT TO SECTION 4.5 OR ANY DEFECT IN EITHER INFORMATION OR SERVICES OR FROM ANY OTHER CAUSE, WHETHER OR NOT ANY SUCH MATTER AMOUNTS TO A FUNDAMENTAL BREACH OF A FUNDAMENTAL TERM OF THIS AGREEMENT. THE CONTRACTUAL RIGHTS, IF ANY, WHICH GENESIS OR ANY PURCHASER ENJOYS BY VIRTUE OF SECTIONS 12, 13, 14 AND 15 OF THE SALE OF GOODS ACT, 1893 (AS AMENDED) AND SECTION 39 OF THE SALE OF GOODS AND SUPPLY OF SERVICES ACT, 1980 ARE IN NO WAY PREJUDICED BY ANYTHING CONTAINED IN THIS AGREEMENT SAVE TO THE EXTENT PERMITTED BY LAW. Notwithstanding anything to the contrary set forth herein or in any other Operative Agreement, Genesis does hereby assume liability for, and does hereby agree to indemnify and hold harmless on an After-Tax Basis each of the Seller Indemnitees from, any and all Losses that may be imposed on, incurred by or asserted against any Seller Indemnitee, directly or indirectly, arising out of, in connection with or related to (i) any Seller Indemnitee’s performance under Section 4.5 or from errors in judgment or omissions by any such Person in connection therewith; provided that such indemnity shall not apply to the extent that such Losses are finally adjudicated to have been directly caused by the willful misconduct (including willful misconduct that constitutes fraud) or gross negligence of the Seller Indemnitee in respect of its obligation to apply the Standard of Care in respect of its provision of Information under Section 4.5; (ii) any Seller Indemnitee’s involvement (or alleged involvement) in connection with the structuring or implementation of any aspect of any Subsequent Securitization or any other transaction contemplated by Genesis or any of its Affiliates; (iii) any Information (in the absence of willful misconduct by the Seller Indemnitee providing such information as provided in Section 4.5 above) and (iv) except as expressly provided to be the obligation of the GECAS in Section 2.03(m) of the Servicing Agreement, the offering or sale of the notes in any Subsequent Securitization, or any other debt or equity securities or the obtaining of any loans by Genesis or any of its Affiliates, or any other Offerings (as defined in the Servicing Agreement), including any Losses to which any Seller Indemnitee may become subject, under the Securities Act of 1933, the Securities Exchange Act of 1934 or other Federal or state or non-U.S. statutory law or regulation, at common law or otherwise, including any Loss that arises out of or is based upon: (A) any untrue statement or alleged untrue statement of a material fact contained in any prospectus or other offering document or in any amendment thereof or supplement thereto or in any other document filed with the United States Securities and Exchange Commission, or (B) the

omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Seller Indemnitee agrees to give Genesis prompt notice of any action, claim, demand, discovery of fact, proceeding or suit for which the applicable Seller Indemnitee intends to assert a right to indemnification under this Section; provided, that failure to give such notification shall not affect such Seller Indemnitee’s entitlement to indemnification under this Section unless and only to the extent such failure results in actual irreparable prejudice to Genesis or any of its Affiliates. The provisions of Sections 11.02, 11.03 and 11.05 of the Servicing Agreement shall apply mutatis mutandis to the foregoing provisions of this Section 4.6.

5.	PAYMENTS
5.1

On the applicable Delivery Date of such Independent Aircraft or BI Aircraft, the Purchaser shall pay to the relevant Seller the Aircraft Purchase Price for such Independent Aircraft or BI Aircraft, subject only to the receipt by the applicable Purchaser (or Genesis on its behalf) of each of the following:

(a)

The Basic Rent and Additional Rent, if any, that has been paid and is attributable to the period on and after the Delivery Date referred to in Section 5.2 hereof, as provided in Section 5.2 hereof (and for the avoidance of doubt to the extent not included in the Aircraft Purchase Price Adjustment Amount), together with a statement addressed to such Purchaser identifying the same;

(b)	the Security Deposits referred to in Section 5.4 hereof;
(c)

an opinion of independent and in-house counsel (as applicable) to GECC in the Agreed Form as to the due execution and delivery of the Guaranty and as to such other matters relating thereto as such Purchaser may reasonably request;

(d)	the Guaranty duly executed and delivered by GECC;
(e)

a certification in the Agreed Form from a duly authorized officer of GECC and each other relevant Seller to the effect that the representations and warranties of GECC and each such other Seller set forth herein are true and correct as of the date hereof or of as the relevant Delivery Date, as provided herein;

(f)	a copy, certified by a duly authorized officer of GECC to be a true, complete and up-to-date, of the certificate of incorporation and by-laws of GECC;
(g)

a copy, certified by a duly authorized officer of GECC and each other relevant Seller to be a true, complete and up-to-date, of the resolutions of the board of directors (or duly authorized committee thereof) of GECC and each such other Seller, (i) approving the transactions contemplated by this Agreement, the Guaranty and the other Operative Documents to which GECC and each such other Seller is a party, and (ii) authorizing a Person or Persons to sign and deliver on behalf of GECC and each such other Seller, this Agreement, the Guaranty and the other Operative Documents to which GECC and each such other Seller is a party and any notices or other documents to be given pursuant hereto or thereto;

(h)

certified copies of organizational documents (including certificates or articles of incorporation, by-laws, limited liability company agreements, Formation Agreements and documents of a similar nature) of such Genesis Entity (if then in existence); and

(i)	the First Disclosure Letter dated as of the date hereof shall have been delivered.
5.2

If, before the Delivery Date in respect of an Aircraft, GECC, any Seller or any Existing Lessor shall have received from any Lessee any Basic Rent or any Additional Rent under any Lease attributable to the period on or subsequent to the Delivery Date for such Asset and such Basic Rent or Additional Rent is not included in the Aircraft Purchase Price Adjustment Amount for such Aircraft (which adjustment for the avoidance of doubt shall include Basic Rent and Additional Rent that is payable under the relevant Lease and is attributable to the Calculation Period), then on the Delivery Date, GECC shall pay or cause the Seller of the Asset or the Existing Lessor subject to such Lease to pay to the relevant Purchaser thereof an amount equal to the portion of any Basic Rent that has been received by or on behalf of such Seller or Existing Lessor, as applicable, which is attributable to the period on or subsequent to the Delivery Date, less any Taxes that GECC or the applicable Seller of the Aircraft is required by law to withhold. Basic Rent attributable to the Calculation Period received before such Delivery Date that has been accounted for in the Aircraft Purchase Price Adjustment Amount for such Aircraft shall be retained by or paid over to GECC or the other applicable Sellers. In respect of the Aircraft bearing manufacturer’s serial number 1609, for purposes hereof and regardless of any characterization thereof in the related Lease, the parties hereto agree that under the Lease therefor Basic Rent for the relevant periods shall be allocated as set forth in Schedule 7 . Additional Rent attributable to the Calculation Period, which attribution shall be determined on a pro-rata daily basis (using the proportion of the days in the applicable period prior to the Delivery Date for such Aircraft to the total number of days in such period instead of an actual daily operating basis), and that has been accounted for in the Aircraft Purchase Price Adjustment Amount in respect of such Aircraft shall be paid to or retained by the applicable Seller, and Additional Rent attributable (determined on a pro rata daily basis instead of an actual daily operating basis) to the period on or after the Delivery Date shall not be included in such Aircraft Purchase Price Adjustment Amount and shall be paid to or retained by Genesis or the applicable Purchaser. In the event a Lessee does not pay Additional Rent when due in full, the amounts thereof received shall be allocated between the applicable Seller and Purchaser pro rata on the basis of the total amounts of the Additional Rent due to be allocated to each hereunder.

5.3

To the extent any Basic Rent or Additional Rent paid by the Lessees under the Lease for an Aircraft is received by or on behalf of the relevant lessor under the related Lease and is attributable to the Calculation Period, such payments shall be paid to or retained by the applicable Seller if accounted for in the Aircraft Purchase Price Adjustment Amount. Amounts received in payment of Basic Rent or Additional Rent, if any, under such Lease, attributable to any period on or after the Delivery Date in respect of an Aircraft and not accounted for in the Aircraft Purchase Price Adjustment Amount for such Aircraft, in each instance, shall be paid or credited to the relevant Purchaser on the Delivery Date for such Aircraft if received prior thereto or within two Business Days of receipt thereof if received thereafter and each such payment received after the Delivery Date shall be accompanied by a statement identifying the Lease under which such payment was received and the nature of the payment whether constituting Basic Rent, Additional Rent or otherwise. All maintenance contribution obligations, airworthiness directive cost sharing obligations and similar obligations of a lessor in respect of each Aircraft paid by GECC or the applicable Seller during the Calculation Period shall be included in the Aircraft Purchase Price Adjustment Amount for such Aircraft if the applicable maintenance was commenced on or after the Adjustment Date. All maintenance contributions, airworthiness directive cost sharing obligations and similar obligations of a lessor which are not paid during the Calculation Period, but with respect to which the applicable maintenance commenced on and after the Adjustment Date will be paid in accordance with the terms of the Servicing Agreement for the account of the Purchaser, with, in each case, “commenced” meaning the date a third party maintenance provider executes a delivery receipt or similar document evidencing the delivery and acceptance of the applicable equipment into its custody to perform applicable maintenance if such maintenance was performed by a third party, or the date when the Aircraft’s relevant logbook shows that the applicable equipment was introduced into Lessee’s maintenance facilities if Lessee performs the applicable maintenance itself. Notwithstanding the foregoing, if an Aircraft suffers an Event of Loss, or there occurs after the date hereof any Material Damage, prior to its Delivery, neither GECC nor the Seller shall be obligated to pay to the Purchaser thereof any loss proceeds received in respect thereof, and no party shall have any further obligations hereunder in respect of such Aircraft. If the applicable Delivery occurs while Material Damage that has occurred after the date hereof, or an Event of Loss, is in existence with respect to any Aircraft but not waived as provided in Section 3.5 and is thereafter notified to the parties hereto, the relevant Purchaser shall promptly retransfer to the relevant Seller, at a time and place determined by the relevant Purchaser, the applicable Beneficial Interest or Independent Aircraft, and the related Lease, in the same manner mutatis mutandis as by the applicable Seller hereunder, and with the same warranties and representations mutatis mutandis given by the applicable Seller hereunder (but only in respect of the period on and after the Delivery Date thereof) and the applicable Seller shall be entitled to the benefits of, and shall assume, such rights, duties, obligations and liabilities of the relevant Purchaser (including to reimburse the relevant Purchaser for out-of-pocket costs paid by the relevant Purchaser during such period with respect to such Aircraft) in respect of the applicable Beneficial Interest or Independent Aircraft, and the related Lease, as were previously transferred to or assumed by the relevant Purchaser in respect of the applicable Beneficial Interest or Independent Aircraft, plus all loss proceeds received by such Purchaser in respect thereof, whereupon GECC and the relevant Purchaser shall make the payments described above.

5.4

On the Delivery Date for an Aircraft, GECC shall cause an amount equal to the Security Deposit held by or on behalf of each Existing Lessor in cash (if any) for each Aircraft to which such Delivery Date relates to be paid and delivered by the Seller thereof to the relevant Purchaser.

5.5

Each relevant Seller shall on the Delivery Date for each Aircraft, deliver to the relevant Purchaser a certification in the Agreed Form from a duly authorized officer of such Seller setting forth in reasonable detail: (i) the calculation of the Aircraft Purchase Price Adjustment Amount in respect of such Aircraft, including the amounts of Basic Rent and Additional Rent in respect of such Aircraft received (and any amounts applied from the Security Deposit relating to such Aircraft due to non-payments of amounts owing by the Lessee) by or on behalf of the related Seller or Existing Lessor, as applicable, which is attributable in each case to the Calculation Period and, separately, which is attributable to the period on or subsequent to its Delivery Date, (ii) the amount of the maximum maintenance contribution obligation calculated with reference to Additional Rent with respect to such Aircraft which could be payable by the related Seller or Existing Lessor, as applicable, as of its Delivery Date, and (iii) a description of any Security Deposit (separately setting forth the amount of any thereof in cash) for such Aircraft deemed held by or on behalf of the related Seller or Existing Lessor, as applicable, during the Calculation Period and, separately, as of the Delivery Date.

5.6

All amounts payable under this Agreement will be made for value on the due date in Dollars in immediately available funds (and to the extent not expressly provided herein) to such account as (in the case of any payment due to GECC or any Seller) GECC or as (in the case of any payment due to Genesis or any Purchaser) Genesis may notify GECC and the relevant Purchaser from time to time (upon three Business Days’ prior written notice). Each payment due to Genesis or any other Purchaser hereunder shall be made with advice of credit to such Purchaser and in sufficient detail to enable such Purchaser to determine the Lease under or in respect of which such payment is being made and the nature thereof.

5.7

If the party making payment (the “Paying Party”) fails to pay any amount payable under this Agreement on the due date, the Paying Party will pay on demand from time to time to the other party (the “Receiving Party”) interest (both before and after judgment) on that amount, from the due date to the date of payment in full by the Paying Party to the Receiving Party, at the rate of LIBOR. All such interest will be compounded monthly and calculated on the basis of the actual number of days elapsed and a 360 day year.

5.8	Genesis irrevocably and unconditionally:
(i)

guarantees, as a primary obligation, to each Seller and GECC the due and punctual payment to such Seller or GECC, as the case may be, by any Subsidiary of it which it may from time to time designate as a Purchaser hereunder (any such entity a “Guaranteed Subsidiary”) of all monies due from such Guaranteed Subsidiary hereunder and will pay to such Seller from time to time, within five Business Days after written demand therefor, any and every sum of money which such Guaranteed Subsidiary shall at any time be liable to pay to such Seller hereunder;

(ii)

undertakes as a primary obligation to indemnify each Seller and GECC from time to time on demand from and against any loss incurred by such Seller or GECC, as the case may be, as a result of any obligation of any Guaranteed Subsidiary to pay to such Seller or GECC, as the case may be, any amounts hereunder being or becoming void, voidable, unenforceable or ineffective as against such Guaranteed Subsidiary for any reason (whether or not known to any Seller or GECC), the amount of such loss being the amount which such Seller would otherwise have been entitled to recover from such Guaranteed Subsidiary; and

(iii)

authorizes each Seller and GECC (in their sole discretion by notice to the applicable Person) from time to time to set off, apply or combine all or any amounts for the time being due from any Seller or GECC, as the case may be, to it or any Guaranteed Subsidiary towards the repayment or discharge of any amount for the time being due to a Seller or GECC from it or such Guaranteed Subsidiary pursuant to the above.

Genesis acknowledges that:

(a)

neither its above-described liability nor the rights, powers and remedies conferred on a Seller or GECC by this Section or by law shall be discharged, impaired or otherwise affected by any act, event or omission which would otherwise operate to discharge, impair or otherwise affect such liability or such rights, powers or remedies, and

(b)

so long as it is under the above-described liability, it shall not exercise any rights or remedies which it may at any time have to be indemnified by or claim any contribution from any Guaranteed Subsidiary.

5.9

GECC authorizes each Purchaser (in its sole discretion by notice to GECC) from time to time to set off, apply or combine all or any amounts for the time being due from Genesis or any Purchaser to GECC or any other Seller towards the repayment or discharge of any and all amounts for the time being due to Genesis or any Purchaser from GECC or any other Seller hereunder or under the Guaranty.

5.10

Genesis and each other Purchaser hereby appoints Genesis as its agent with respect to any matter in respect of which any of Genesis or any Purchaser is required or permitted to take any action pursuant to the terms of this Agreement or Operative Document or any transaction contemplated hereby or thereby. Accordingly, GECC and Seller shall in all cases be entitled to rely on the instructions or other actions of and on giving notices to Genesis as agent of each such Person.

5.11

Notwithstanding the provisions of Section 5.8, 5.9 and 5.10 above, in the event Genesis shall assign to a Designated Purchaser, and the Designated Purchaser shall assume, all remaining rights, obligations and liabilities of Genesis under this Agreement, including under Section 5.8, and the other Operative Documents (including the Guaranty from GECC) as if it were “Genesis” and the “Purchaser” hereunder, in respect of the relevant Asset(s) which are to be purchased by such Designated Purchaser, pursuant to an assignment and assumption agreement in form and substance reasonably acceptable to GECC, Genesis shall be released and discharged from all, and shall not be subject to set off as provided in Section 5.8 for any, of such assumed obligations and liabilities under this Agreement and the other Operative Documents in respect of such Asset(s), including under Section 5.8, upon the effective date of such assignment and assumption agreement, and after the effective date of such assignment and assumption agreement Sections 5.9 and 5.10 above shall no longer be applicable to Genesis (but shall be applicable to such Designated Purchaser) insofar as the remaining rights, obligations and liabilities assigned to assumed by such Designated Purchaser are concerned.

6.	CONDITIONS PRECEDENT-SELLER
6.1

The obligations of any Seller to sell, transfer or deliver any Aircraft or Beneficial Interest of any Genesis Entity hereunder are subject to the satisfaction of the following express conditions precedent on or prior to the applicable BI Transfer Date in the case of any Beneficial Interest or the applicable Delivery Date in the case of any Independent Aircraft, as the case may be:

(a)	the relevant Operative Documents for such Aircraft have been entered into by the parties thereto (other than GECC and any Seller);
(b)	[Intentionally Left Blank];
(c)	GECC shall be satisfied that the Delivery Location does not give rise to any Taxes; and
(d)	Seller thereof shall have received payment of the Aircraft Purchase Price in respect of such Aircraft and all other amounts due by the Purchaser of such Aircraft.
6.2

The obligation of the BI Seller to sell, transfer or deliver any Beneficial Interest hereunder is further subject to the condition that such BI Seller has received on or prior to the date hereof or, in the case of subsections (c) and (e) through (h) below, the applicable BI Transfer Date:

(a)

a copy of the constitutional documents of the Purchaser thereof and any other Affiliate of such Purchaser which is a party to any Operative Document in respect of such Aircraft, certified, or subject to a certificate confirming no change thereto, such certification to be dated the date hereof for such Aircraft to be a true, complete and up-to-date copy;

(b)

a copy of resolutions of the directors or other applicable governing body of such Purchaser and any other Affiliate of such Purchaser which is a party to any Operative Document in respect of the related Aircraft certified, or subject to a certificate confirming no change to such resolutions, such certification to be dated the date hereof, for such Beneficial Interest to be a true, complete and up-to-date copy:

(i)	approving the transactions contemplated by this Agreement and the other Operative Documents to which such Purchaser is or is to be a party; and
(ii)

authorizing a Person or Persons to execute and deliver on behalf of such Purchaser this Agreement and the other Operative Documents to which it is or is to be a party and any notices or other documents to be given pursuant hereto or thereto;

(c)

evidence that all governmental and other licenses, approvals, certificates, exemptions, consents, registrations and filings necessary in the relevant State of Registration and any other relevant jurisdiction (including the domicile of the Lessee of the related Aircraft) for any matter or thing contemplated by this Agreement and the other applicable Operative Documents for the related Aircraft, and any notices or other documents to be given pursuant hereto or thereto and for the legality, validity, enforceability, admissibility in evidence and effectiveness hereof and thereof have been obtained or effected on an unconditional basis and remain in full force and effect (or in the case of effecting any licenses, approvals, consents, certificates, exemptions, registrations and filings, that arrangements reasonably satisfactory to such Seller have been made for the effectiveness of the same within any applicable time limit);

(d)

a favorable opinion of independent counsel to such Purchaser dated as of the date hereof reasonably acceptable to such Seller in the Agreed Form as to (1) certain of the matters set out in Section 9 and (2) such other matters as such Seller may reasonably request with regard to the subject matter contemplated herein or in each case such Aircraft;

(e)

a quiet enjoyment letter with respect to the related Aircraft and the Lease thereof from the Security Trustee, and, if requested by the Seller, from Genesis addressed to the relevant Lessee (and, if applicable, the relevant sublessee) in substantially the form attached to the relevant Operative Document;

(f)	a certification from the relevant Purchaser that its representations and warranties in Section 9.1 are true and correct as of such BI Transfer Date;
(g)	if requested by the Seller, a guaranty from the relevant Purchaser to the Lessee; and
(h)	the insurance certificate described in Section 7.1(g)(x).
6.3

The obligations of any Independent Seller to deliver any Independent Aircraft hereunder are further subject to the condition that on or prior to the date hereof for such Aircraft or, in the case of subsections (c) and (e) through (h) below, the Delivery Date for any Independent Aircraft, such Seller has received:

(a)	a copy of the constitutional documents of the Purchaser and any other Affiliate of such Purchaser which is a party to any Operative Document in respect of such Aircraft,

certified, or subject to a certificate confirming no change thereto, such certification to be dated the date hereof for such Aircraft to be a true, complete and up-to-date copy;

(b)

a copy of resolutions of the directors or other applicable governing body of such Purchaser and any other Affiliate of such Purchaser which is a party to any Operative Document in respect of such Aircraft certified, or subject to a certificate confirming no change to such resolutions, such certification to be dated the date hereof for such Aircraft to be a true, complete and up-to-date copy:

(i)	approving the transactions contemplated by this Agreement and the other Operative Documents to which such Purchaser is or is to be a party; and
(ii)

authorizing a Person or Persons to execute and deliver on behalf of such Purchaser this Agreement and the other Operative Documents to which it is or is to be a party and any notices or other documents to be given pursuant hereto or thereto;

(c)

evidence that all governmental and other licenses, approvals, certificates, exemptions, consents, registrations and filings necessary in the relevant State of Registration and any other relevant jurisdiction (including the domicile of the Lessee of such Aircraft) for any matter or thing contemplated by this Agreement and the other applicable Operative Documents for such Aircraft, and any notices or other documents to be given pursuant hereto or thereto and for the legality, validity, enforceability, admissibility in evidence and effectiveness hereof and thereof have been obtained or effected on an unconditional basis and remain in full force and effect (or in the case of effecting any licenses, approvals, consents, certificates, exemptions, registrations and filings, that arrangements reasonably satisfactory to such Seller have been made for the effectiveness of the same within any applicable time limit);

(d)

a favorable opinion of independent counsel to such Purchaser dated as of the date hereof reasonably acceptable to such Seller in the Agreed Form as to (1) certain of the matters set out in Section 9 and (2) such other matters as such Seller may reasonably request with regard to the subject matter contemplated herein or in each case such Aircraft;

(e)

a quiet enjoyment letter with respect to such Aircraft and the Lease thereof from the Security Trustee, and, if requested by the Seller, from Genesis addressed to the relevant Lessee (and, if applicable, the relevant sublessee) in substantially the form attached to the relevant Operative Document;

(f)	a certification from the relevant Purchaser that its representations and warranties in Section 9.1 are true and correct as of the Delivery Date;
(g)	if requested by the Seller, a guaranty from the relevant Purchaser to a Lessee; and
(h)	the insurance certificate described in Section 7.1(g)(x).
7.	CONDITIONS PRECEDENT-PURCHASER
7.1	The obligation of the Purchaser thereof to purchase the Beneficial Interest of any Genesis Entity on the applicable BI Transfer Date is subject to satisfaction of the following express conditions precedent on such BI Transfer Date, subject to the right of the Purchaser thereof to waive any condition pursuant to Section 7.4(a):

(a)	[Intentionally left blank];
(b)

The Purchaser shall have received (i) the documents referred to in Section 2.1 in connection with the Deliveries of the related BI Aircraft (other than as listed on Schedule 4) and (ii) a certificate from a duly authorized officer of GECC dated such BI Transfer Date stating that (A) the conditions set forth in this Section 7.1 with respect to the Delivery of such BI Aircraft have been satisfied or otherwise disclosed in the First Disclosure Letter and such documents are unchanged and are in full force and effect as of such BI Transfer Date (except for amendments and terminations permitted under the Servicing Agreement), (B) the representations and warranties of the Seller (or its Affiliate) of such BI Aircraft and of such Genesis Entity contained in the Assignment of Lease or Lease Novation, as applicable, for such BI Aircraft were true and correct as of the date of such Assignment of Lease or Lease Novation, as applicable, and (C) the bill of sale for, or physical delivery of (as acknowledged in the acknowledgement of delivery pertaining thereto), as applicable, such BI Aircraft was effective to convey irrevocably full legal and, subject to any Formation Agreement, beneficial title to the Purchaser thereof on the relevant delivery date of transfer to the Genesis Entity;

(c)	no Material Default shall have occurred and be continuing as of the date hereof with respect to such BI Aircraft;
(d)	such Purchaser shall have received payment of all amounts due by the Seller thereof or GECC in respect of such BI Aircraft;
(e)

such Purchaser shall have received a certification from the BI Seller dated such BI Transfer Date to the effect that (i) the representations and warranties of such BI Seller hereunder are true and correct as of the date hereof or such BI Transfer Date, as the case may be, and (ii) such Genesis Entity has full legal title to such BI Aircraft, free from Encumbrances other than Permitted Encumbrances;

(f)

unless and to the extent such Purchaser shall otherwise agree, all the conditions precedent to the effectiveness of the Assignment of Lease or Lease Novation, as applicable, for such BI Aircraft shall have been satisfied and such Purchaser shall have received a certification from the BI Seller and GECC to such effect;

(g)	receipt of the following documents by such Purchaser:
(i)	a list from GECC specifying the BI Aircraft then owned by such Genesis Entity;
(ii)

a certificate of solvency dated as of such BI Transfer Date in the Agreed Form relating to the BI Seller issued by a director or authorized officer thereof and if such Seller is other than GECC, a certificate of solvency dated as of such date in the Agreed Form relating to GECC issued by a director or authorized officer of GECC;

(iii)

a favorable opinion of independent counsel to the BI Seller, dated as of the date hereof, reasonably acceptable to such Purchaser in the Agreed Form, that the sale of such Beneficial Interest constitutes, or will constitute, a “true-sale” and a valid transfer of title to such Beneficial Interest and that after the Transfer of such Beneficial Interest such Seller retains, or will retain, no interest in such Beneficial Interest and as to such other matters as the Purchaser may reasonably request with regard to the subject matter contemplated herein;

(iv)	[Intentionally Left Blank];
(v)

for such BI Aircraft, an opinion dated as of such BI Transfer Date in the Agreed Form from FAA counsel to the effect that (A)  such Genesis Entity is the owner of record of such Aircraft on the FAA registry, (B) the interest of such Genesis Entity in such BI Aircraft has been properly registered on the FAA registry, (C) if provided for by the Cape Town Convention, if as of such BI Transfer Date the International Registry reflects the registration of the transfer of such BI Aircraft and related Engines to such Genesis Entity, then the International Registry does not reflect the registration of any subsequent transfer of such BI Aircraft or any related Engine or the registration of any other International Interest in such BI Aircraft or any related Engine (other than those in respect of Permitted Encumbrances), which opinion shall be supported in each case by a Priority Search Certificate and (D) if the relevant jurisdiction of the Lessee or the relevant State of Registration has ratified the Cape Town Convention, but not otherwise, the International Registry does not reflect the registration of any International Interest in such BI Aircraft or any related Engine other than (w) the registration in the name of the Security Trustee of the International Interest provided for under the Security Trust Agreement, (x) the registration in the name of such Genesis Entity of the International Interest provided for under the relevant Lease, Assigned Lease or Novated Lease, (y) the registration of the assignment of such International Interest in favor of the Security Trustee (it being understood that such registrations shall not be conditions precedent to the transfer of such Beneficial Interest) and (z) other Permitted Encumbrances, which opinion shall be supported in each case by a Priority Search Certificate;

(vi)

evidence that all governmental and other licenses, approvals, consents, certificates, exemptions, registrations and filings necessary in the jurisdiction of incorporation or organization of GECC, the Seller of such Independent Aircraft or such Purchaser and any other relevant jurisdiction (including the domicile of the Lessee) and the relevant State of Registration of such Aircraft for any matter or thing contemplated by this Agreement and the other applicable Operative Documents for such Independent Aircraft, and any notices or other documents to be given pursuant hereto or thereto and for the legality, validity, enforceability, admissibility in evidence and effectiveness hereof and thereof have been obtained or effected on an unconditional basis and remain in full force and effect (or in the case of effecting any certificates, exemptions, registrations and filings, that arrangements satisfactory to the Purchaser have been made for the effectiveness of the same within any time limit provided therefor under applicable law);

(vii)

a certificate of GECC or the applicable Seller confirming that so far as is known to it, no Event of Loss has occurred, and no Material Damage has occurred since the date hereof, with respect to such BI Aircraft;

(viii)	each of the documents required to be delivered on or prior thereto pursuant to Section 5;

(ix)	a copy of the currently valid certificate of airworthiness for such Aircraft issued by the appropriate Air Authority or other reasonably satisfactory evidence thereof;
(x)

for such BI Aircraft, originals, or certified copies, of certificates evidencing the insurance required to be maintained pursuant to the relevant Assigned Lease or the Novated Lease, as appropriate, for such Aircraft together, if applicable, with a letter or report from an independent firm of insurance brokers; and

(h)

if requested and at the Purchaser’s expense, the report of Willis, or such other insurance advisor who is reasonably acceptable to the parties hereto, with respect to the insurance carried by the Lessee, in substantially the Agreed Form.

(i)	the matters disclosed in any Disclosure Letter delivered on or prior to such BI Transfer Date shall be in substance satisfactory to the Purchaser, on the date as of which given;
(j)

subject to Section 7.4(b), on such BI Transfer Date, if the Security Deposit held under the Lease for any such BI Aircraft is in the form of a letter of credit, guarantee, promissory note or other instrument, and not already issued in the name of GECAS as servicer or manager, GECC shall cause such letter of credit, guarantee or other instrument to be duly endorsed, amended or reissued in favor of such Genesis Entity (or the relevant Affiliate of such Genesis Entity) and GECC shall have taken such other actions as may be necessary to effectuate the assignment of all right, title and interest of the Existing Lessor in and to such letter of credit, guarantee, promissory note or instrument to such Genesis Entity;

(k)

If the Lessee is organized under the laws of state of the United States, the tangible chattel paper original of the Lease with such Lessee (or if an original was never so designated or such original has been lost, a certificate from GECC to such effect) and the Assignment of Lease or Lease Novation, as applicable, for such BI Aircraft shall have been delivered to such Purchaser or its applicable Security Trustee on such BI Transfer Date;

(l)

for such BI Aircraft, (A) an original of the applicable Lease (together with the related Lease Assignment Documents) and (B) an original of each other Lease Document (or otherwise a copy certified to be true and correct) shall be delivered to the Security Trustee on or prior to the date hereof; provided that, if any such Lease Document contains a material right for the benefit of the lessor thereunder and the Genesis Entity and/or the Seller thereof does not have an original of such Lease Document in its possession, GECC and each such Seller shall provide such other assurances as to the enforceability and admissibility of such Lease Document in any court in the State of New York as such Purchaser may reasonably request;

(m)	the Formation Agreement for such Genesis Entity shall be in form and substance satisfactory to such Purchaser;
(n)

such Purchaser shall have received a certificate of good standing for each Genesis Entity which is the subject of a Transfer, provided such certificate is provided by such Genesis Entity’s jurisdiction of organization for entities of the same type as such Genesis Entity;

(o)	there shall not be in effect on the BI Transfer Date any Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement, the other applicable Operative Agreements and the Servicing Agreement, or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement, the other applicable Operative Agreements and the Servicing Agreement to such Purchaser, and there shall not be pending or threatened on the BI Transfer Date any action or proceeding in, before or by any governmental or regulatory authority which could reasonably be expected to result in the issuance of any such Order.

(p)	the relevant Operative Documents for such Aircraft, as the case may be, have been entered into by the parties thereto (other than the Purchaser or any Affiliate thereof);
(q)	receipt of the following documents by such Purchaser:
(i)

a copy of the constitutional documents of such Seller and any other Affiliate of such Seller which is a party to any Operative Document in respect of such Aircraft, certified as of the date hereof to be a true, complete and up-to-date copy of the constitutional documents of such Seller, or if a certified copy of such documents has previously been delivered to such Purchaser hereunder, a certificate dated as of the date hereof confirming no changes to such documents; and

(ii)	a copy of resolutions of the board of directors (or duly authorized committee thereof) of such Seller:
(A)	approving the transactions contemplated by the Operative Documents to which such Seller is a party; and
(B)

authorizing a Person or Persons to sign and deliver on behalf of such Seller or, as the case may be, authorizing the execution by the relevant Person of the Operative Documents to which it is a party and any notices or other documents to be given pursuant hereto or thereto, certified as of the date hereof to be a true copy of such resolutions and as being in full force in effect and not amended or rescinded or, if a certified copy of such resolutions has previously been delivered to such Purchaser hereunder, a certificate dated as of the date hereof confirming no changes to such resolutions;

(r)	no Event of Loss shall have occurred, or Material Damage shall have occurred since the date hereof, with respect to such Aircraft; and
(s)	delivery of the following documents:
(i)	copies of all notices, consents or acknowledgements of such Seller or the applicable Lessee as are required under the terms of the Operative Documents;
(ii)	the documents or satisfaction of the conditions listed in Schedule 3 relevant to such Aircraft;
(iii)	if applicable, a copy of the current valid Certificate of Registration for such Aircraft, issued by the relevant Air Authority;

(iv)

if applicable, a copy of the Assignment of Warranties with respect to such Aircraft executed by each of the parties thereto (provided that such Assignment of Warranties may be delivered as soon as reasonably practicable after the relevant BI Transfer Date).

7.2

The obligation of any Purchaser to purchase any Independent Aircraft on any Delivery Date hereunder is subject to satisfaction of the following express conditions precedent on the Delivery Date for such Independent Aircraft, subject to the right of the relevant Purchaser to waive any condition pursuant to Section 7.4(a):

(a)	[Intentionally Left Blank];
(b)

such Purchaser shall have received (i) the documents referred to in this Section 7.2 in connection with the Delivery of such Independent Aircraft (other than as listed on Schedule 4) and (ii) a certificate from a duly authorized officer of GECC dated such Delivery Date stating that (A) the conditions set forth in this Section 7.2 with respect to the Delivery of such Independent Aircraft have been satisfied or otherwise disclosed in the First Disclosure Letter and such documents are unchanged and are in full force and effect as of such Delivery Date (except for amendments and terminations permitted under the Servicing Agreement), (B) the representations and warranties of the Seller (or its Affiliate) of such Independent Aircraft contained in the Assignment of Lease or Lease Novation, as applicable, for such Independent Aircraft are true and correct as of such Delivery Date, and (C) the bill of sale for, or physical delivery of (as acknowledged in the acknowledgement of delivery pertaining thereto), as applicable, such Independent Aircraft is effective to convey irrevocably full legal and, subject to any Formation Agreement, beneficial title to the Purchaser thereof on such Delivery Date;

(c)	no Material Default shall have occurred and be continuing as of the date hereof with respect to such Independent Aircraft;
(d)	such Purchaser shall have received payment of all amounts due by the Seller thereof or GECC in respect of such Independent Aircraft;
(e)

such Purchaser shall have received a certification from the Seller dated such Delivery Date to the effect that the representations and warranties of such Seller hereunder are true and correct as of the date hereof or such Delivery Date, as the case may be;

(f)

unless and to the extent such Purchaser shall otherwise agree, all the conditions precedent to the effectiveness of the Assignment of Lease or Lease Novation, as applicable, for such Independent Aircraft shall have been satisfied and such Purchaser shall have received a certification from the Seller and GECC to such effect;

(g)	receipt of the following documents by such Purchaser:
(i)

to the extent applicable, an opinion dated as of such Delivery Date in the Agreed Form from independent counsel to the Seller in the Delivery Location, covering, without limitation, that, except if the Delivery Location is in the United States or international airspace, the transfer of title to such Independent Aircraft will be effective under the laws of such jurisdiction and the Delivery of such Independent Aircraft will not result in the imposition of any Tax in such jurisdiction on the Purchaser, such Independent Aircraft, the related Lease or otherwise in respect of such Transfer;

(ii)

evidence that all governmental and other licenses, approvals, consents, certificates, exemptions, registrations and filings necessary in the jurisdiction of incorporation or organization of GECC, the Seller of such Independent Aircraft or such Purchaser and any other relevant jurisdiction (including the domicile of the Lessee) and the relevant State of Registration of such Aircraft for any matter or thing contemplated by this Agreement and the other applicable Operative Documents for such Independent Aircraft, and any notices or other documents to be given pursuant hereto or thereto and for the legality, validity, enforceability, admissibility in evidence and effectiveness hereof and thereof have been obtained or effected on an unconditional basis and remain in full force and effect (or in the case of effecting any certificates, exemptions, registrations and filings, that arrangements satisfactory to the Purchaser have been made for the effectiveness of the same within any time limit provided therefor under applicable law;

(iii)

for such Independent Aircraft, an opinion dated as of such Delivery Date in the Agreed Form from counsel to the relevant Seller in the relevant State of Registration or, if applicable, the relevant jurisdiction of the Lessee to the effect that (A) except if the State of Registration is the United States, the terms of the relevant Lease or Novated Lease or Assigned Lease and the relevant Operative Documents and the other Lease Documents are legal, valid, binding and enforceable under the laws of such country to the extent necessary to enable the Purchaser to receive the practical benefits of its rights thereunder, (B) following the Delivery of such Independent Aircraft, the Purchaser shall be the owner of record of such Independent Aircraft in the registry or otherwise shall be recognized as the legal owner of such Independent Aircraft under the applicable laws of such jurisdiction, (C) except if the State of Registration is the United States, it is not necessary for such Purchaser as a result of its ownership of such Independent Aircraft to qualify to do business in such jurisdiction as a result of its ownership of such Independent Aircraft and it is not necessary for such Purchaser to qualify to do business in such jurisdiction, for the purpose of exercising any remedies under any Lease Document relating to such Independent Aircraft or otherwise, (D) [Intentionally Left Blank], (E) the interest of such Purchaser in such Independent Aircraft has been properly registered in the relevant State of Registration (to the extent applicable), (F) if provided for by the Cape Town Convention, if as of such Delivery Date the International Registry reflects the registration of the transfer of such Independent Aircraft and related Engines to such Purchaser, then the International Registry does not reflect the registration of any subsequent transfer of such Independent Aircraft or any related Engine or the registration of any other International Interest in such Independent Aircraft or any related Engine (other than those in respect of Permitted Encumbrances), which opinion shall be supported in each case by a Priority Search Certificate and (G) if the relevant jurisdiction of the Lessee or the relevant State of Registration has ratified the Cape Town Convention, but not otherwise, the International Registry does not reflect the registration of any International Interest in such Independent Aircraft or any related Engine other than (w) the registration in the name of the Security Trustee of the International Interest provided for under the Security Trust Agreement, (x) the registration in the name of such Purchaser of the International Interest provided for under the relevant Lease, Assigned Lease or Novated Lease, (y) the registration of the assignment of such International Interest in favor of the Security Trustee (it being understood that such registrations shall not be conditions precedent to the Delivery of such Aircraft) and (z) other Permitted Encumbrances, which opinion shall be supported in each case by a Priority Search Certificate;

(iv)

a certificate of GECC or the applicable Seller confirming that so far as is known to it, no Event of Loss has occurred, and no Material Damage has occurred since the date hereof, with respect to such Independent Aircraft;

(v)	each of the documents required to be delivered on or prior thereto pursuant to Section 5;
(vi)	a copy of the currently valid certificate of airworthiness for such Aircraft issued by the appropriate Air Authority or other reasonably satisfactory evidence thereof;
(vii)

for such Independent Aircraft, originals, or certified copies, of certificates evidencing the insurance required to be maintained pursuant to the relevant Assigned Lease or the Novated Lease, as appropriate, for such Independent Aircraft together, if applicable, with a letter or report from an independent firm of insurance brokers;

(viii)

if requested and at the Purchaser’s expense, the report of Willis, or such other insurance advisor who is reasonably acceptable to the parties hereto, with respect to the insurance carried by the Lessee, in substantially the Agreed Form.

(h)	the matters disclosed in any Disclosure Letter delivered on or prior to such Delivery Date shall be in substance satisfactory to the Purchaser, on the date as of which given;
(i)

subject to Section 7.4(b), on such Delivery Date, if the Security Deposit held under the Lease for such Independent Aircraft is in the form of a letter of credit, guarantee, promissory note or other instrument, and not already issued in the name of GECAS as servicer or manager, GECC shall cause such letter of credit, guarantee or other instrument to be duly endorsed, amended or reissued in favor of such Purchaser and GECC shall have taken such other actions as may be necessary to effectuate the assignment of all right, title and interest of the Existing Lessor in and to such letter of credit, guarantee, promissory note or instrument to such Purchaser;

(j)

if the Lessee is organized under the laws of a State of the United States, the tangible chattel paper original of the Lease with such Lessee (or if an original was never so designated or such original has been lost, a certificate from GECC to such effect) and the Assignment of Lease or Lease Novation, as applicable, for such Independent Aircraft shall have been delivered to the Purchaser or its applicable Security Trustee on such Delivery Date;

(k)

for such Independent Aircraft, (A) an original of the applicable Lease (together with the related Lease Assignment Documents) and (B) an original of each other Lease Document (or otherwise a copy certified to be true and correct) shall be delivered to the Security Trustee on or prior to the date hereof; provided that, if any such Lease Document contains a material right for the benefit of the lessor thereunder and the Genesis Entity and/or the Seller thereof does not have an original of such Lease Document in its possession, GECC and each such Seller shall provide such other assurances as to the enforceability and admissibility of such Lease Document in any court in the State of New York as the Purchaser may reasonably request;

(l)

there shall not be in effect on the Delivery Date any Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement, the other applicable Operative Agreements, the Servicing Agreement and the Security Trust Agreement, or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement, the other applicable Operative Agreements, the Servicing Agreement and the Security Trust Agreement to Purchaser, and there shall not be pending or threatened on the Delivery Date any action or proceeding in, before or by any governmental or regulatory authority which could reasonably be expected to result in the issuance of any such Order;

(m)	the relevant Operative Documents for such Aircraft, as the case may be, have been entered into by the parties thereto (other than the Purchaser or any Affiliate thereof);
(n)	the Purchaser shall have received payment in full of any Security Deposit and the relevant amount of Additional Rent with respect to such Aircraft;
(o)

the Purchaser shall have received a certification dated such Delivery Date from GECC and such Seller to the effect that (i) the representations and warranties of GECC and such Seller set forth herein are true and correct as of the date hereof or such Delivery Date, as the case may be, and (ii) the Seller has full legal title to such Aircraft, free from Encumbrances other than Permitted Encumbrances;

(p)

unless and to the extent Genesis shall otherwise agree, all the conditions precedent to the effectiveness of the Assignment of Lease or Lease Novation, as applicable, for such Aircraft shall have been satisfied and such Purchaser shall have received a certification from GECC and such Seller to such effect;

(q)	receipt of the following documents by such Purchaser:
(i)

a copy of the constitutional documents of such Seller and any other Affiliate of such Seller which is a party to any Operative Document in respect of such Aircraft, certified as of the date hereof to be a true, complete and up-to-date copy of the constitutional documents of such Seller, or if a certified copy of such documents has previously been delivered to such Purchaser hereunder, a certificate dated such the date hereof confirming no changes to such documents; and

(ii)	a copy of resolutions of the board of directors (or duly authorized committee thereof) of such Seller:
(A)	approving the transactions contemplated by this Agreement and the other Operative Documents to which such Seller is a party; and
(B)	authorizing a Person or Persons to sign and deliver on behalf of such Seller or, as the case may be, authorizing the execution by the relevant

Person of this Agreement and the other Operative Documents to which it is a party and any notices or other documents to be given pursuant hereto or thereto,

certified as of the date hereof to be a true copy of such resolutions and as being in full force in effect and not amended or rescinded or, if a certified copy of such resolutions has previously been delivered to such Purchaser hereunder, a certificate dated the date hereof confirming no changes to such resolutions;

(r)	no Event of Loss shall have occurred, or Material Damage shall have occurred since the date hereof, with respect to such Aircraft;
(s)	delivery of the following documents:
(i)

a certificate of solvency dated as of such Delivery Date in the Agreed Form relating to such Seller issued by a director or authorized officer thereof and a certificate of solvency dated as of such Delivery Date in the Agreed Form relating to GECC issued by a director or authorized officer of GECC;

(ii)

a favorable opinion of counsel to such Seller, dated as of the date hereof, reasonably acceptable to Genesis in the Agreed Form, that the sale of such Aircraft constitutes, or will constitute, a “true-sale” and a valid transfer of title to such Aircraft and that after the Delivery of such Aircraft such Seller retains, or will retain, no interest in such Aircraft and as to such other matters as such Purchaser may reasonably request with regard to the subject matter contemplated herein and a letter from counsel to such Seller, dated as of such Delivery Date, confirming such opinion;

(iii)	copies of all notices, consents or acknowledgements of such Seller or the applicable Lessee as are required under the terms of the Operative Documents;
(iv)	the documents or satisfaction of the conditions listed in Schedule 3 relevant to such Aircraft;
(v)	if applicable a copy of the current valid Certificate of Registration for such Aircraft, issued by the relevant Air Authority; and
(vi)

if applicable, a copy of the Assignment of Warranties with respect to such Aircraft executed by each of the parties thereto (other than Genesis Limited, the relevant Purchaser or any Affiliate of such Purchaser) (provided that such Assignment of Warranties may be delivered as soon as reasonably practicable after the relevant Delivery Date); and

(t)

originals, or certified copies, of certificates evidencing the insurance required to be maintained pursuant to the relevant Assigned Lease or the Novated Lease, as appropriate, for such Aircraft together, if applicable, with a letter or report from an independent firm of insurance brokers in a form reasonably acceptable to Genesis.

7.3	[Intentionally Left Blank].

7.4	(a)

Any Purchaser of an Asset or Aircraft, as the case may be, may, at the request of the Seller thereof, in its absolute discretion agree to waive satisfaction of one or more conditions precedent set out in this Section 7 (and in the event of any such waiver such Purchaser may impose such conditions as are reasonably acceptable to the BI Seller to such waiver as it reasonably thinks fit), provided, that (i) such waiver is disclosed in reasonable detail in the First Disclosure Letter, or (ii) such waiver is disclosed in reasonable detail in the Supplemental Disclosure Letter with respect to such Aircraft; and

(b)

In the event that any letter of credit or guarantee to be issued on behalf of the relevant Lessee pursuant to the relevant Operative Documents has not been delivered (and letters of credit initially issued under the applicable Lease in the name of GECAS as manager or servicer shall be deemed so delivered for purposes hereof), the Seller of the Aircraft, or the Beneficial Interest in the Genesis Entity directly or indirectly holding title to such Aircraft, in respect of such Lease may at such Seller’s own election:

(i)

the prior written consent of the relevant Purchaser (but only if the aggregate amount of such substitute letters of credit, guarantees or cash, when added together with the substitute letters of credit or guarantees provided under clause (ii) below or held as provided under clause (iii) below exceeds $5,000,000), deliver a letter of credit from GECC or other issuer in lieu (and until delivery) of any letter of credit or guarantee to be issued on behalf of the relevant Lessee pursuant to the Operative Documents, so long as the issuer thereof is rated at least the same as the issuer (or, if higher, any confirming bank) of the undelivered letter of credit or guarantee, or deliver cash to the Security Trustee under the Security Trust Agreement (to be held in the “Security Deposit Account” or its equivalent under and as defined in the Security Trust Agreement or any related credit agreement or indenture) in lieu (and until delivery) of such letter of credit or guarantee, such letter of credit to be on substantially the same terms as the undelivered letter of credit or guarantee;

(ii)

the prior written consent of the relevant Purchaser (but only if the aggregate amount of such substitute letters of credit or guarantees, when added together with the substitute letters of credit, guarantees or cash provided under clause (i) above or held as provided under clause (iii) below exceeds $5,000,000), have the relevant Lessee deliver to the Purchaser thereof (or the relevant Affiliate of such Purchaser) acting as lessor under an Assigned Lease or Novated Lease therefor a letter of credit or guarantee or cash (in Dollars) to the Security Trustee under the Security Trust Agreement (to be held in the “Security Deposit Account” or its equivalent under the Security Trust Agreement or any related credit agreement or indenture) in lieu of and in the amount of any letter of credit or guarantee set out in Schedule 3, in each case so long as such letter of credit or guarantee is on substantially the same terms as the undelivered letter of credit or guarantee; or

(iii)

the prior written consent of the relevant Purchaser (but only if the aggregate amount of such letters of credit and guarantees so held, when added together with the substitute letters of credit, guarantees or cash of GECC provided under clauses (i) and (ii) above, exceeds $5,000,000), the Seller of such Aircraft or Beneficial Interest shall have agreed (and GECC shall have confirmed its guarantee of such obligation of such Seller) to hold such letter of credit or guarantee for the sole benefit of the Purchaser and act on its instructions

(provided that the Seller must provide the substitute letter of credit or guarantee as required within 90 days after the applicable Delivery Date).

7.5

Each Seller of the relevant Aircraft or Asset hereby agrees to use its reasonable commercial efforts to satisfy each of the conditions, if any, set forth in Schedule 4 with respect to the Delivery or Transfer of such Aircraft or Asset within the period therein specified therefor.

8.	REPRESENTATIONS AND WARRANTIES OF GECC AND EACH OTHER SELLER
8.1

Each of GECC and each other Seller (in respect of itself only in the case of each Seller other than GECC) represents and warrants to each Purchaser as of the date of this Agreement, each BI Transfer Date and on each Delivery Date of an Independent Aircraft as follows:

(a)

each of GECC and each other Seller is a company or trust duly established and validly existing under the laws of its jurisdiction of formation and has the corporate or other power to own its assets and carry on its business as it is contemplated herein;

(b)

each of GECC and each other Seller has the corporate power to enter into and perform, and has taken all necessary corporate or other action to authorize the entry into, performance and delivery of, this Agreement and each other Operative Document to which it is a party;

(c)

the relevant Operative Documents to which GECC and each other Seller is a party have been, or when executed and delivered will have been, duly entered into by GECC and each other Seller party thereto and delivered by GECC and each other Seller party thereto and constitute or, in the case of any Operative Document to be executed on or about the applicable Delivery Date, will constitute on such Delivery Date, the legal, valid and binding obligation of GECC and each other Seller party thereto, enforceable in accordance with their terms (subject to customary qualifications in any relevant legal opinion);

(d)	the entry into and performance by GECC and each other Seller of, and the transactions contemplated by, the relevant Operative Documents to which it is a party do not and will not:
(i)	breach any laws binding on GECC or any other Seller or any of their respective assets to be transferred to the relevant Purchaser hereunder; or
(ii)	result in any breach of, or constitute a default under the constitutional documents of GECC or any other Seller; or
(iii)

result in any breach of, or constitute a default under any agreement, instrument or other document which is binding upon GECC or any other Seller or any of their respective assets nor result in the creation of any Encumbrance (other than the Novated Lease or the Assigned Lease as the case may be) over any of their respective assets to be transferred to the relevant Purchaser hereunder;

(e)

the provisions of Section 14 concerning applicable law, service of process and jurisdiction are valid and binding on GECC and each other Seller under the laws of its jurisdiction of organization, and no provision purporting to be binding on GECC or any other Seller of this Agreement or any of the other applicable Operative Documents is prohibited, unlawful or unenforceable under the laws of its state of incorporation;

(f)

no liquidator, provisional liquidator or analogous or similar officer has been appointed in respect of all or any material part of the assets of GECC (or, to its knowledge, any non-material part of the assets of GECC which would, if it were subject to a liquidator, provisional liquidator or analogous or similar officer, have a material adverse effect on GECC’s financial condition or its ability to perform its obligations hereunder or under the Guaranty) or all or any part of the assets of any other Seller nor has any application been made to a court which is still pending for an order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction; and it is not entering into this Agreement with the intent to hinder, defraud or delay any creditor;

(g)

except if and as advised by GECC to the relevant Purchaser in a Disclosure Letter, no litigation, arbitration or claim before any court, arbitrator, governmental or administrative agency or authority which would have a material adverse effect on the ability of GECC or any other Seller to observe or perform their respective obligations under this Agreement or any other applicable Operative Documents to which GECC or such Seller is a party is in progress, or to the knowledge of GECC, threatened against GECC or any other Seller; and

(h)	if applicable, its jurisdiction of incorporation or organization is as specified on Schedule 5.
8.2

Each of GECC and each other Seller (in respect of itself only in the case of each Seller other than GECC) of an Aircraft further represents and warrants on the Delivery Date with respect to each Independent Aircraft as follows:

(a)

except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, so far as concerns the obligations of GECC and any such Seller (and except for the registration of particulars of the relevant Lease Novation or Assignment of Lease with the appropriate Air Authority or other actions referred to therein or herein, if applicable) all authorizations, consents, registrations and notifications required in connection with the entry into, performance, validity and enforceability of, this Agreement, the transactions contemplated by this Agreement and the other applicable Operative Documents to which it is a party, have been (or will on or before the Delivery Date of such Aircraft have been) obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect;

(b)

except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, the Lease Documents listed in Schedule 2 constitute the whole agreement between the relevant lessor and the relevant Lessee as of the Delivery Date (and pertaining to the period on and after the Delivery Date) relating to such Aircraft and includes a complete list (other than the Operative Documents) of all amendments, supplements, novations, and written consents, approvals and waivers relevant to the Lease with respect to the period on and after the Delivery Date, and there are no oral waivers in effect as of the Delivery Date that would modify or amend the terms thereof in any material respect with respect to the period on and after the Delivery Date, it being agreed however that, for the avoidance of doubt, amendments, supplements, novations, consents, approvals, terminations and waivers not listed on Schedule 2 but permitted under the Servicing Agreement shall be permitted hereunder so long as the same are set forth in the relevant Disclosure Letter;

(c)

except if and as advised by GECC to the Purchaser thereof in the First Disclosure Letter, to GECC’s or the applicable Seller’s knowledge no Material Default has occurred and is continuing under the relevant Lease on and as of the date hereof;

(d)

except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, there are no outstanding claims as of the Delivery Date which have been asserted by the Lessee against GECC or any other Seller arising out of the relevant Lease (other than claims constituting Permitted Encumbrances and other than claims for maintenance contribution payments that will be the responsibility of the Seller or for other payments that will be the responsibility of the Seller);

(e)

the applicable Seller has, or at Delivery will have, full legal and, subject to a Formation Agreement, beneficial title to such Aircraft, free from Encumbrances other than Permitted Encumbrances and the Bill of Sale or physical delivery (as acknowledged in the Acknowledgement of Delivery pertaining thereto), as applicable, is effective to convey irrevocably title to the Purchaser thereof and the transfer of such Aircraft is not avoidable or otherwise subject to rescission by reason of any lawful claim of any other Person by or through such Seller (including any prior transferor thereof or any Person acting on behalf of or claiming through any such transferor) (other than a Permitted Encumbrance);

(f)

to GECC’s or the applicable Seller’s knowledge, and except if and as advised by GECC or such Seller to the Purchaser thereof in the First Disclosure Letter, there are no Lessee Encumbrances on and as of the date hereof which are not permitted pursuant to the terms of the relevant Lease Document;

(g)

(i) to GECC’s or the applicable Seller’s knowledge, such Aircraft has not, except if and as advised by GECC or such Seller to the Purchaser thereof in the First Disclosure Letter, been involved in any incident on or before the date hereof which caused damage in excess of the amount required to be disclosed to the relevant lessor under the relevant Lease, and (ii) the summary technical information provided by GECC and its representatives to the Purchaser with respect to such Aircraft was true and correct in all material respects as of the relevant delivery date to the Lessee of such Aircraft under the Lease therefor (including modifications to the Aircraft after such delivery up to the date hereof which were agreed to be paid for by the Seller or an Affiliate thereof) and, except as disclosed in the First Disclosure Letter, there are no facts or circumstances known to the applicable Seller or GECC as of the date hereof which would render any of the technical specifications with respect to such Aircraft (as owned by the applicable Seller or Genesis Entity, and as to be returned to the lessor under the Lease therefor, excluding modifications owned by the Lessee or a third party or that may be removed or reversed on such return) to be materially inaccurate (and for the avoidance of doubt, neither GECC nor the applicable Seller makes any representation or warranty concerning, and has not investigated in any respect, the valuations or financial adjustments contained in any appraisal or of any industry data, aircraft or Aircraft data (except solely such summary technical data provided by GECC), methodologies, assumptions or conclusions contained in any appraisal);

(h)

to GECC’s or the applicable Seller’s knowledge, except if and as disclosed by GECC or such Seller to the Purchaser thereof in the First Disclosure Letter, no compulsory airworthiness directives are outstanding on and as of the date hereof against such Aircraft which will require, as of the date hereof based on the estimated cost of such work as of the date hereof, GECC or any other Seller or such Purchaser to make contributions to the cost of compliance therewith as required under the provisions of the Leases in respect of the Aircraft as in effect on the date hereof in excess of $100,000 in the aggregate for all Aircraft during the terms of the Leases (excluding any extension or renewal thereof), as in effect on the date hereof;

(i)

to GECC’s or the applicable Seller’s knowledge, except if and as disclosed by GECC or such Seller to the Purchaser thereof in the First Disclosure Letter, no options to purchase such Aircraft, extend or terminate the relevant Lease have been exercised on or before the date hereof by the relevant Lessee under the relevant Lease Documents;

(j)	the information set forth in each of the Disclosure Letters with respect to such Aircraft is or will be when issued true and accurate in all material respects as of its date;
(k)

except if and as advised by GECC or such Seller to the Purchaser thereof in the First Disclosure Letter, to GECC’s or the applicable Seller’s knowledge, as of the date hereof, the provisions of each Lease relating to the granting of any Security Deposit thereunder remain in full force and effect;

(l)

to GECC’s or the applicable Seller’s knowledge and except if and as advised by GECC or such Seller to the Purchaser thereof in a Disclosure Letter, as of the Delivery Date, no event has occurred or act or thing done or omitted to be done by GECC or any other Seller (excluding however from this representation and warranty acts or things done or omitted to be done after the date hereof as would have been permitted under the Servicing Agreement if it had been in effect) pursuant to which GECC or any other Seller is seeking to terminate the relevant Lease or pursuant to which or as a result of which the relevant Lease can be terminated by the applicable Lessee in accordance with the terms of the relevant Lease or the obligations of any such party thereunder would be rendered invalid or unenforceable;

(m)

to GECC’s or the applicable Seller’s knowledge, except if and as advised by GECC or such Seller to the Purchaser thereof in the First Disclosure Letter, such Aircraft is not as of the date hereof subject to any sub-lease (exclusive of “wet-leases”, charters, ACMI contracts and the like) from the relevant Lessee;

(n)

except as set forth in the First Disclosure Letter, to GECC’s or the applicable Seller’s knowledge, the information provide by GECC to the Purchaser thereof prior to the date hereof as to the identities of all such Seller’s predecessors in title to such Aircraft thereof is complete and accurate as of date hereof in all material respects;

(o)

to GECC’s or the applicable Seller’s knowledge, except if and as advised by GECC or such Seller to the Purchaser thereof in a Disclosure Letter, such Aircraft has been accepted by the relevant Lessee under the Lease thereof without qualification or exception or to the extent that any such acceptance was given subject to any qualification or exception or subject to any liability on the part of such Seller or relevant Affiliate of the Seller to pay or reimburse any costs or expenses or to undertake any repairs or modifications at the expense of such Seller, such qualifications and exceptions have been discharged or waived by the Lessee and have ceased to apply and no such costs or expenses remain to be reimbursed and all defects referred to therein have been duly rectified or waived by such Lessee, or GECC or the applicable Seller/lessor Affiliate of GECC has retained the rectification or payment obligations associated therewith;

(p)

except for documents or provisions that will be inapplicable to the relevant Genesis Entity on and after the Delivery Date therefor, the information and statements as to and relating to the relevant Lease and the Lease Documents set forth in Schedule 2 as of the date hereof, are true and complete in all material respects;

(q)

the sale of such Aircraft contemplated hereby will constitute a valid and irrevocable transfer of all of the Seller’s right, title and interest in and to such Aircraft to the Purchaser thereof and after Delivery of such Aircraft such Seller shall retain no right, title or interest in such Aircraft;

(r)

except as set forth on the First Disclosure Letter, on and as of the date hereof the lessor under the relevant Lease pertaining to such Aircraft shall have paid to the relevant Lessee all amounts then due and payable on and as of the date hereof by such lessor to such Lessee in respect of maintenance theretofore performed on such Aircraft as required by the Lease Documents; and

(s)	GECC represents and warrants that the representations and warranties made by the Sellers herein are true and correct.
8.3	Each BI Seller further represents and warrants on each BI Transfer Date with respect to the Transfer of the Beneficial Interest of the relevant Genesis Entity as follows:
(a)

except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, so far as concerns the obligations of GECC and any such BI Seller (and except for the registration of particulars of the relevant Lease Novation or Assignment of Lease with the appropriate Air Authority or other actions referred to therein or herein, if applicable) all authorizations, consents, registrations and notifications required in connection with the entry into, performance, validity and enforceability of, this Agreement, the transactions contemplated by this Agreement and the other applicable Operative Documents to which it is a party, have been (or will on or before the Delivery Date of such Aircraft have been) obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect;

(b)

except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, the Lease Documents listed in Schedule 2 constitute the whole agreement between the relevant lessor and the relevant Lessee as of the Delivery Date (and pertaining to the period on and after the Delivery Date) relating to such Aircraft and includes a complete list (other than the Operative Documents) of all amendments, supplements, novations, and written consents, approvals and waivers relevant to the Lease with respect to the period on and after the Delivery Date, and there are no oral waivers in effect as of the Delivery Date that would modify or amend the terms thereof in any material respect with respect to the period on and after the Delivery Date, it being agreed however that, for the avoidance of doubt, amendments, supplements, novations, consents, approvals, terminations and waivers not listed on Schedule 2 but permitted under the Servicing Agreement shall be permitted hereunder so long as the same are set forth in the relevant Disclosure Letter;

(c)

except if and as advised by GECC to the Purchaser thereof in the First Disclosure Letter, to GECC’s or the applicable BI Seller’s knowledge no Material Default has occurred and is continuing under the relevant Lease on and as of the date hereof;

(d)

except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, there are no outstanding claims which have been asserted by the Lessee against GECC or any other BI Seller arising out of the relevant Lease (other than claims constituting Permitted Encumbrances and other than claims for maintenance contribution payments that will be the responsibility of the BI Seller or for other payments that will be the responsibility of the BI Seller) on and as of the BI Transfer Date;

(e)

the applicable BI Seller has, or at such BI Transfer Date will have, full legal and beneficial title to such Beneficial Interest, free from Encumbrances other than Permitted Encumbrances, and such Genesis Entity will at such date have full legal and beneficial title to the related Aircraft, free from Encumbrances other than Permitted Encumbrances and the transfer of such Beneficial Interest is not avoidable or otherwise subject to rescission by reason of a lawful claim of any other Person by or through the applicable BI Seller (including a prior transferor thereof or of the related Aircraft acting on behalf of or claiming through such BI Seller) (other than a Permitted Encumbrance);

(f)	[Intentionally Left Blank];
(g)

to GECC’s or the applicable BI Seller’s knowledge, and except if and as advised by GECC or such BI Seller to the Purchaser thereof in the First Disclosure Letter, there are no Lessee Encumbrances on and as of the date hereof which are not permitted pursuant to the terms of the relevant Lease Document;

(h)

(i) to GECC’s or the applicable BI Seller’s knowledge, such Aircraft has not, except if and as advised by GECC or such BI Seller to the Purchaser thereof in the First Disclosure Letter, been involved in any incident on or before the date hereof which caused damage in excess of the amount required to be disclosed to the relevant lessor under the relevant Lease, and (ii) the summary technical information provided by GECC and its representatives to the Purchaser with respect to such Aircraft was true and correct in all material respects as of the relevant delivery date to the Lessee of such Aircraft under the Lease therefor (including modifications to the Aircraft after such delivery to be paid for by the Seller or an Affiliate thereof) and, except as disclosed the First Disclosure Letter, there are no facts or circumstances known to the applicable BI Seller or GECC as of the date hereof which would render any of the technical specifications with respect to such Aircraft as owned by the applicable Seller or Genesis Entity, and as to be returned to the lessor under the Lessee therefor, excluding modifications owned by the Lessee or a third party or that may be removed or reversed on such return) to be materially inaccurate (and for the avoidance of doubt, neither GECC nor the applicable BI Seller makes any representation or warranty concerning, and has not investigated in any respect, the valuations or financial adjustments contained in any appraisal or of any industry data, aircraft or Aircraft data (except solely such summary technical data provided by GECC), methodologies, assumptions or conclusions contained in any appraisal);

(i)

to GECC’s or the applicable BI Seller’s knowledge, except if and as advised by GECC or such BI Seller to the Purchaser thereof in the First Disclosure Letter, no compulsory airworthiness directives are outstanding on and as of the date hereof against such Aircraft which will require, as of the date hereof based on the estimated cost of such work as of the date hereof, GECC or any other BI Seller or such Purchaser to make contributions to the cost of compliance therewith as required under the provisions of the Leases in respect of the Aircraft as in effect on the date hereof in excess of $100,000 in the aggregate for all Aircraft during the terms of the Leases (excluding any extension or renewal thereof) for all Aircraft, as in effect on the date hereof;

(j)

to GECC’s or the applicable BI Seller’s knowledge, except if and as disclosed by GECC or such BI Seller to the Purchaser thereof in the First Disclosure Letter, no options to purchase such Aircraft, extend or terminate the relevant Lease have been exercised on or before the date hereof by the relevant Lessee under the relevant Lease Documents;

(k)	the information set forth in each of the Disclosure Letters with respect to such Aircraft is or will be when issued true and accurate in all material respects as of its date;
(l)

except if and as advised by GECC or such BI Seller to the Purchaser thereof in the First Disclosure Letter, to GECC’s or the applicable BI Seller’s knowledge, as of the date hereof, the provisions of each Lease relating to the granting of any Security Deposit thereunder remain in full force and effect;

(m)

to GECC’s or the applicable BI Seller’s knowledge and except if and as advised by GECC or such BI Seller to the Purchaser thereof in a Disclosure Letter, as of the BI Transfer Date, no event has occurred or act or thing done or omitted to be done by GECC or any other BI Seller (excluding however from this representation and warranty acts or things done or omitted to be done after the date hereof as would have been permitted under the Servicing Agreement if it had been in effect) pursuant to which GECC or any Seller is seeking to terminate the relevant Lease or pursuant to which or as a result of which the relevant Lease can be terminated by the applicable Lessee in accordance with the terms of the relevant Lease or the obligations of any such party thereunder would be rendered invalid or unenforceable;

(n)

to GECC’s or the applicable BI Seller’s knowledge, except if and as advised by GECC or such BI Seller to the Purchaser thereof in the First Disclosure Letter, such Aircraft is not as of the date hereof subject to any sub-lease (exclusive of “wet-leases”, charters, ACMI contracts and the like) from the relevant Lessee;

(o)

to GECC’s or the applicable Seller’s knowledge, the information provided by GECC to the Purchaser thereof as of the date hereof as to the identities of all of such Seller’s predecessors in title to such Aircraft thereof is complete and accurate as of the date hereof in all material respects;

(p)

to GECC’s or the applicable BI Seller’s knowledge, except if and as advised by GECC or such BI Seller to the Purchaser thereof in a Disclosure Letter, such Aircraft has been accepted by the relevant Lessee under the Lease thereof without qualification or exception or to the extent that any such acceptance was given subject to any qualification or exception or subject to any liability on the part of such BI Seller or relevant Affiliate of the BI Seller to pay or reimburse any costs or expenses or to undertake any repairs or modifications at the expense of such BI Seller, such qualifications and exceptions have been discharged or waived by the Lessee and have ceased to apply and no such costs or expenses remain to be reimbursed and all defects referred to therein have been duly rectified or waived by such Lessee, or GECC or the applicable Seller/lessor Affiliate of GECC has retained the rectification or payment obligations associated therewith;

(q)

except for documents or provisions that will be inapplicable to the relevant Genesis Entity on and after the Delivery Date therefor, the information and statements as to and relating to the relevant Lease and the Lease Documents set forth in Schedule 2 as of the date hereof, are true and complete in all material respects;

(r)

except as set forth in the First Disclosure Letter, on and as of the date hereof the lessor under the relevant Lease pertaining to such BI Aircraft shall have paid to the relevant Lessee all amounts then due and payable on and as of the date hereof by such lessor to such Lessee in respect of maintenance theretofore performed on such BI Aircraft as required by the Lease Documents;

(s)

the sale of such Beneficial Interest contemplated hereby will constitute a valid and irrevocable transfer of such Beneficial Interest and such BI Seller shall retain no right, title or interest in such Beneficial Interest;

(t)

neither the BI Seller nor anyone acting on its behalf has offered such Beneficial Interest or any similar securities for sale to, or solicited any offer to buy any of the same from, any person in a manner which would violate the Securities Act, and neither the BI Seller nor anyone acting on their behalf have taken, or will take, any action that would subject the issuance or sale of such Beneficial Interest to the registration requirements of Section 5 of the Securities Act;

(u)

with respect to each applicable Genesis Entity, except as set forth in the Formation Agreements, there are no voting trusts, membership agreements, proxies or other agreements or understandings in effect with respect to (i) the voting of the Beneficial Interest or (ii) other than those contained in the Operative Documents, the Lease Documents or the Formation Agreement, the Transfer of the Beneficial Interest and, that no Formation Agreement contains any provision that would prohibit or impair the Transfer of the applicable Beneficial Interest in accordance with this Agreement;

(v)	complete and accurate copies of any membership register, minute book or stock register with respect to the relevant Genesis Entity have been provided to the Purchaser;
(w)

to the extent such exist, the books of account and other financial records of the relevant Genesis Entity accurately reflect all items of income and expense and all assets and liabilities required to be reflected therein in accordance with and applied on a basis consistent with the past practices of such Genesis Entity;

(x)

except to the extent that same is the responsibility of the Lessee under a Lease, the relevant Genesis Entity has obtained and is maintaining all permits, licenses, authorizations, certifications, exemptions and approvals necessary to enable it to carry on its business as presently conducted (collectively, the “Permits”), and all such Permits are in full force and effect; and

(y)

full and accurate particulars of all material contracts or agreements (collectively, the “Contracts”) to which the relevant Genesis Entity is a party at the date hereof that do not consist of the Formation Agreements, the Lease Documents, the Operative Documents or other documents described herein and that do not pertain to the Genesis Entities’ ordinary course of business and that will continue in effect after the Delivery Date have been disclosed to Genesis Limited in the First Disclosure Letter and each Contract including the Formation Agreement, the Lease Documents and the Operative Documents (i) is or

will be on the BI Transfer Date legal, valid and binding on the relevant Genesis Entity and is in full force and effect in accordance with its terms with respect to such Genesis Entity and (ii) upon completion of the transactions contemplated by the Operative Documents, shall continue in full force and effect with respect to such Genesis Entity, without penalty or adverse consequence. To the knowledge of GECC and the BI Sellers after due inquiry, neither the BI Sellers nor the relevant Genesis Entity is in breach of, or default under, any Contract to which it is a party.

8.4

GECC with respect to each Genesis Entity, and each BI Seller with respect to such Genesis Entity the Beneficial Interests of which such BI Seller will Transfer, further represents and warrants on each BI Transfer Date as follows:

(a)

such Genesis Entity will be, as of the relevant BI Transfer Date, duly organized, validly existing and, to the extent applicable, in good standing under the laws of the jurisdiction of its organization and has full corporate, company, trust or other power and authority to conduct its business as and to the extent now conducted and to own, use and lease its assets. Such Genesis Entity will be, as of the relevant BI Transfer Date, duly qualified, licensed or admitted to do business and is in good standing in those jurisdictions in which the ownership, use or leasing of its assets, or the conduct or nature of its business, makes such qualification, licensing or admission necessary, except for those jurisdictions in which the adverse effects of all such failures by such Genesis Entity to be qualified, licensed or admitted and in good standing can in the aggregate be eliminated without material cost or expense by such Genesis Entity, as the case may be, becoming qualified or admitted and in good standing. GECC has, prior to the execution of this Agreement, delivered to Purchaser true and complete copies of such Genesis Entity’s organizational documents (including any limited liability company agreements, limited partnership agreements or Formation Agreements) as in effect on the date hereof.

(b)

the Beneficial Interests of such Genesis Entity will be, as of the relevant BI Transfer Date, duly authorized, validly issued, outstanding, fully paid and nonassessable. Seller will, as of the relevant BI Transfer Date, own the Beneficial Interests, beneficially and of record, free and clear of all Encumbrances (other than Permitted Encumbrances), and there will be, as of the relevant BI Transfer Date, no other Beneficial Interests of such Genesis Entity issued and outstanding. Except for this Agreement, there will be, as of the relevant BI Transfer Date, no outstanding options to acquire the Beneficial Interests or any other equity interest with respect to such Genesis Entity. Such Beneficial Interests are or will be represented by certificates, and the delivery of a certificate or certificates at the Closing representing the Beneficial Interests in the manner provided in Section 2.1 together with the Assignment of Beneficial Interest contemplated hereunder and any recording thereof in the books and records of such Person will transfer to Purchaser full legal and beneficial title to the Beneficial Interests, free and clear of all Encumbrances (other than Permitted Encumbrances). In the case of Beneficial Interests not represented by certificates, delivery of the Assignment of Beneficial Interest and recording of Purchaser’s ownership of such Beneficial Interests in the books and records of the Genesis Entity will transfer to Purchaser full legal and beneficial title to the Beneficial Interests, free and clear of all Encumbrances (other than Permitted Encumbrances).

(c)	such Genesis Entity has no Subsidiaries, as of the date hereof, except as disclosed in its First Disclosure Letter.

(d)	on or prior to the BI Transfer Date, the Assignment of Lease or Lease Novation, as the case may be, has been duly executed and delivered by all parties thereto.
(e)

except for (i) the Aircraft listed on Schedule 1 for such Genesis Entity, (ii) cash or other property held for the account of any Lessee as Security Deposit or Additional Rent, (iii) any rights arising under the Operative Documents to which it is a party and the Lease, other Lease Documents and any Intercompany Lease, (iv) any Subsidiary disclosed in a Disclosure Letter and (v) any receivables disclosed in a Disclosure Letter, such Genesis Entity will, as of the relevant BI Transfer Date, own no other Assets.

(f)

except for the Formation Agreement, the Lease, the Lease Documents and the Assignment of Lease or Lease Novation, as the case may be, there will be, as of the relevant BI Transfer Date, no Encumbrances (other than Permitted Encumbrances) on any of the assets or properties of such Genesis Entity and the Transfer of the Beneficial Interests in the manner contemplated by this Agreement will not create any Encumbrances (other than Permitted Encumbrances) on the assets or properties of such Genesis Entity.

(g)	such Genesis Entity will, as of the relevant BI Transfer Date, have no employees, except as may be required by applicable law.
(h)	to GECC’s knowledge and such BI Seller’s knowledge, except as disclosed in a Disclosure Letter, there are no Orders outstanding against such Genesis Entity.
(i)

except as disclosed in a Disclosure Letter, such Genesis Entity is not and has not at any time since its organization as an entity been, or has received any notice that it is or has at any time since its organization as an entity been, in violation of or in default under, in any material respect, or Order applicable to such Genesis Entity or any of its assets or properties.

(j)

no liquidator, provisional liquidator, analogous or similar officer will, as of the relevant BI Transfer Date, have been appointed in respect of all or any part of the assets of such Genesis Entity nor will, as of the relevant BI Transfer Date, have any application been made to a court which is still pending for an Order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction.

(k)

as of such BI Transfer Date, the entry into and performance by such Genesis Entity of, and the transactions contemplated by, the relevant Operative Documents to which it is a party, on such BI Transfer Date while such Beneficial Interest is owned by the BI Seller thereof, do not and will not:

(i)

breach any laws, rules, regulations, orders, judgments or decrees binding on such Genesis Entity or any of their respective assets on such BI Transfer Date while such Beneficial Interest is owned by the BI Seller thereof; or

(ii)	result in any breach of, or constitute a default under the constitutional documents of such Genesis Entity on such BI Transfer Date while such Beneficial Interest is owned by the BI Seller thereof; or

(iii)

result in any breach of, or constitute a default under any agreement, document or instrument which is binding upon such Genesis Entity or any of its respective assets on such BI Transfer Date while such Beneficial Interest is owned by the BI Seller thereof or result thereunder in the creation of any Encumbrance (other than the Novated Lease or the Assigned Lease as the case may be or other Permitted Encumbrance) over any of its respective assets to be transferred to the relevant Purchaser hereunder.

(l)

except if and as advised by GECC or any BI Seller, as applicable, to the Purchaser in a Disclosure Letter, no litigation, arbitration or claim before any court, arbitrator, governmental or administrative agency or authority to which such Genesis Entity is a party which would have a material adverse effect on the ability of such Genesis Entity to observe or perform its respective obligations under any applicable Operative Documents to which such Genesis Entity is a party on such BI Transfer Date while such Beneficial Interest is owned by the BI Seller thereof is in progress, or to the knowledge of GECC, or any BI Seller, as applicable, threatened against such Genesis Entity;

(m)

except as disclosed in a Disclosure Letter, since its acquisition of its interest in the applicable Aircraft such Genesis Entity has been covered by aviation liability insurance policies in such types and amounts and covering such risks and with such insurers as are substantially consistent with GECAS’s customary practices and such aviation liability insurance remains in effect as to such Genesis Entity on such BI Transfer Date; and

(n)

there will be no Liabilities of the relevant Genesis Entity as of the date hereof other than Liabilities arising under the Lease Documents, the Formation Agreements or the Operative Documents, Liabilities incurred in the ordinary course of business or Liabilities disclosed in a Disclosure Letter or contemplated hereby.

8.5

Except if and as advised by GECC to the Purchaser thereof in a Disclosure Letter, each BI Seller of a Genesis Non-Corporate Entity further represents and warrants on the date hereof with respect to the Transfer of the Beneficial Interest of the relevant Genesis Non-Corporate Entity as follows:

(a)

such Genesis Non-Corporate Entity is and has been at all time from its organization an entity taxable as a disregarded entity for Federal income tax purposes and the relevant BI Seller has made an election, where it is required, to treat the Genesis Non-Corporate Entity at all time from its organization as an entity taxable either as a grantor trust or as a disregarded entity for Federal, foreign, state and local income tax purposes;

(b)

such Genesis Non-Corporate Entity has paid all Taxes that are due or claimed or asserted by any taxing authority to be due from such Genesis Non-Corporate Entity on or prior to the date hereof and there are no Tax liens upon the assets of the Genesis Non-Corporate Entity except liens for Taxes not yet due; and

(c)

such Genesis Non-Corporate Entity has complied with all applicable laws, rules, and regulations relating to the payment and withholding of Taxes (including withholding and reporting requirements under Code Sections 1441 through 1464, 3401 through 3406, 6041 and 6049 and similar provisions under any other applicable laws) and has, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all required amounts.

8.6	[Intentionally Left Blank].

8.7	GECC represents, warrants and covenants as follows:
(a)

following the Delivery Date for any Aircraft and unless as a result of a Final Determination, neither GECC nor any of its Affiliates will claim for United States federal, state or local or for foreign tax purposes to be the owner of such Aircraft; and

(b)	prior to the Delivery Date thereof, GECC or its Affiliates treated itself as the owners of the Aircraft for United States federal, state and local income tax purposes.
8.8	[Intentionally left blank].
8.9

As used herein “to GECC’s knowledge” and “to the Seller’s knowledge” means the awareness of facts or other information by any person at GECC or GECAS or the Seller, as the case may be, actively involved in the transactions contemplated by this Agreement or (in respect of any Aircraft or any Beneficial Interest related thereto), the leasing of such Aircraft and something being “known to GECC” or being “known to the Seller” shall be construed accordingly.

8.10

GECC and each other Seller acknowledges that each Purchaser is entering into this Agreement and the other Operative Documents in reliance upon the accuracy of each of the representations and warranties, which representations and warranties have been given by GECC and the other Sellers so as to induce each Purchaser to enter into this Agreement and the other Operative Documents.

8.11	The representations and warranties of Sellers may at the sole discretion of the relevant Purchaser be waived by such Purchaser with or without conditions acceptable to the Sellers,
8.12

The representations and warranties in respect of any Aircraft shall continue and survive in full force and effect after the Delivery Date therefor for a period ending on the date three years after the date hereof, provided, that if prior to June 30, 2008, the Purchaser or a Designated Purchaser, finances its direct or indirect ownership of an Aircraft by means of a Subsequent Securitization, the immediately preceding phrase “three years after the date hereof” shall be deemed automatically amended to mean “that is the earlier of (x) the date of payment in full of the class of notes initially issued via such securitization (including payment of all obligations related thereto owing to the Policy Provider, if any, in respect of such notes) and (y) six years after the date hereof)”, after which period no claim in respect thereof, pursuant to an indemnity contained herein or otherwise, may be brought against a party hereto except if notice of a claim of inaccuracy thereof has been given prior to the close of such period.

8.13

Each of the representations and warranties shall be construed as a separate and independent representation and warranty and shall not be limited or restricted by reference to the terms of any other provision of this Agreement, the other Operative Documents or any other representation or warranty.

9.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
9.1	Genesis and each Purchaser hereby represents and warrants to GECC and each Seller as of the date of this Agreement and on each subsequent Delivery Date that:
(a)

Genesis is duly incorporated and validly existing under the laws of Bermuda, and each other Purchaser of any Asset is a company or trust duly established and validly existing under the laws of its jurisdiction of organization, and each has the trust or corporate power (as the case may be) to own its assets and carry on its business as it is being conducted;

(b)

Genesis and each Purchaser of any Asset has the trust or corporate power (as the case may be) to enter into and perform, and has taken all necessary action to authorize the entry into, performance and delivery of, this Agreement and the other applicable Operative Documents to which it is a party;

(c)

this Agreement and the other applicable Operative Documents to which it is a party have been, or when executed and delivered will have been, duly entered into and delivered by, Genesis and each Purchaser of any Asset and constitute or, in the case of any Operative Document to be executed on or about the applicable Delivery Date, will constitute on such Delivery Date, each such Person’s legal, valid and binding obligations;

(d)

the entry into and performance by Genesis and any Purchaser of any Asset of, and the transactions contemplated by, this Agreement and the other applicable Operative Documents to which it is a party do not and will not:

(i)	conflict with any laws binding on Genesis or any Purchaser of any Asset; or
(ii)	result in any breach of, or constitute a default under the constitutional documents of Genesis or any Purchaser of any Asset; or
(iii)	result in any breach of, or constitute a default under or result in default under any document which is binding upon Genesis or any other Purchaser of any Asset or any of their respective assets;
(e)

so far as concerns the obligations of Genesis and any Purchaser of any Asset, all authorizations, consents, registrations and notifications required in connection with the entry into, performance, validity and enforceability of, this Agreement and the other applicable Operative Documents to which any such Person is a party and the Servicing Agreement and the transactions contemplated by this Agreement and the other applicable Operative Documents to which any such Person is a party, have been obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect;

(f)

the provisions of Section 14 concerning applicable law, service of process and jurisdiction are valid and binding on Genesis and each Purchaser under the laws of the State of New York, and no provision purporting to be binding on Genesis Lease or any Purchaser of any Asset, this Agreement or any of the other applicable Operative Documents is prohibited, unlawful or unenforceable under the laws of the State of New York;

(g)

no liquidator, provisional liquidator, official manager, trustee, Irish law examiner, receiver or receiver and manager or similar officer has been appointed in respect of all or any part of the assets of Genesis or any Purchaser of any Asset nor has any application been made to a court which is still pending for an order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to the appointment of any such officers;

(h)

no litigation, arbitration or claim before any court, arbitrator, governmental or administrative agency or authority which would have a material adverse effect on the ability of Genesis or any Purchaser of any Asset to observe or perform its obligations under this Agreement is in progress, or to the knowledge of any such Person, threatened against any such Person;

(i)

Genesis and each Purchaser of any Asset intends for the sale of any Aircraft contemplated hereby to constitute a valid transfer of such Aircraft to the relevant Purchaser and intends that after Delivery of such Aircraft the Seller thereof shall retain no right, title or interest in such Aircraft; and

(j)

Genesis and each Purchaser represents and warrants that the Beneficial Interest of any Genesis Entity purchased by each relevant Purchaser is being acquired for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no intent of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act.

10.	INDEMNITY
10.1

Each Purchaser of an Asset or Aircraft agrees to indemnify the Seller on its behalf and on behalf of each other Seller Indemnitee from and against any claims, damages, losses, costs, expenses, fees, payments, demands, liabilities, actions, proceedings, penalties or fines (“Losses”) (other than, in each case, on account of any Taxes resulting from any Delivery) which any Seller Indemnitee may incur in relation to such Asset or Aircraft to the extent it arises (A) out of an event that occurs on or after the date hereof related to such Asset or Aircraft and (B) in connection with any of the Retained Rights.

10.2

Without derogation to the disclaimer in Section 12, each Seller of an Aircraft agrees to indemnify the Purchaser thereof on its behalf and on behalf of each Purchaser Indemnitee from and against any Losses which any Purchaser Indemnitee may incur in relation to such Asset or Aircraft to the extent it arises out of an event (which term shall exclude when used in this Section 10.2 anything related to or connected with the design, manufacture, maintenance, repair, rebuilding, overhaul, refurbishment or similar activity with respect to any Aircraft (including any engine or part)) that occurred prior to the date hereof related to such Asset or Aircraft.

10.3

If a written claim is made against a party (the “first party”) for any sum which is the subject of an indemnity by the other party (the “indemnifying party”) under this Section 10, the first party will promptly notify the indemnifying party. If reasonably requested by the indemnifying party in writing within 30 days following receipt by the indemnifying party of such notice, and provided the first party is indemnified by the indemnifying party against costs and expenses, the first party will in good faith contest in its name (or, at the indemnifying party’s election if such contest may be undertaken by the indemnifying party in its own name or on behalf of the indemnifying party, permit the indemnifying party to contest) the validity, applicability and amount of such claim in appropriate administrative and judicial proceedings; provided that the first party shall have no such obligation if any such contest would expose the first party itself to an indemnifiable liability claim.

10.4

Each party shall bear its own costs and expenses, including reasonable legal fees and disbursements, which the relevant party incurs in connection with this Agreement, provided that the applicable Seller shall be responsible for the fees and expenses of a Lessee incurred in connection with a Novation or Assignment, and the fees and expenses of counsel providing the opinions described in Sections 7.1 (g) (iii) and (v) and 7.2 (g) (i) and (iii).

10.5

If and to the extent that any sums constituting (directly or indirectly) an indemnity to the first party but paid by the indemnifying party pursuant to this Agreement are treated as taxable in the hands of the first party, the indemnifying party will pay to the first party such sums as will after the tax liability has been fully satisfied indemnify the first party to the same extent as it would have been indemnified in the absence of such liability together with interest on the amount payable by the indemnifying party under this sub-clause at the rate of interest stated in Section 5.7 in respect of the period commencing on the date on which the payment of taxation is finally due until payment by the indemnifying party (both before and after judgment), but the indemnifying party will be under no liability to make any payment under this Section 10.5 to the first party to the extent the first party would be in a better position than if no payment by way of indemnity had needed to have been made.

11.	[INTENTIONALLY OMITTED]
12.	WARRANTIES AND DISCLAIMERS
12.1

WITHOUT PREJUDICE TO THE EXPRESS TERMS AND CONDITIONS STATED HEREIN AND IN THE OTHER OPERATIVE DOCUMENTS, EACH AIRCRAFT WILL BE DELIVERED AND SOLD (OR IN THE CASE OF THE BI AIRCRAFT, DEEMED DELIVERED AND SOLD ON THE RELEVANT BI TRANSFER DATE TO GENESIS ) IN ITS “AS IS, WHERE IS” CONDITION, AND EXCEPT AS EXPRESSLY STATED IN SECTION 8 OF THIS AGREEMENT AND AS OTHERWISE REPRESENTED AND WARRANTED HEREIN, IN THE OTHER OPERATIVE DOCUMENTS AND/OR IN THE BILL OF SALE OR ACKNOWLEDGEMENT OF DELIVERY AND/OR ASSIGNMENT OF BENEFICIAL INTEREST (AS THE CASE MAY BE) FOR OR IN RESPECT OF SUCH AIRCRAFT OR ANY CERTIFICATE DELIVERED PURSUANT TO THIS AGREEMENT, THE SELLER (AND THE APPLICABLE GENESIS ENTITY) MAKES NO WARRANTIES, GUARANTEES OR REPRESENTATIONS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY OF THE AIRCRAFT.

12.2

EACH PURCHASER WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES (EXCEPT AS OTHERWISE EXPRESSLY REPRESENTED AND WARRANTED BY GECC OR ANY SELLER IN THIS AGREEMENT, ANY BILL OF SALE OR ACKNOWLEDGMENT OF DELIVERY, ANY ASSIGNMENT OF BENEFICIAL INTEREST OR IN ANY OTHER OPERATIVE DOCUMENT OR CERTIFICATE DELIVERED HEREUNDER), OBLIGATIONS AND LIABILITIES OF ANY SELLER (OR GENESIS ENTITY) INCLUDING BUT NOT LIMITED TO (1) ANY IMPLIED WARRANTY AS TO THE DESCRIPTION, AIRWORTHINESS, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, VALUE, CONDITION, DESIGN, DATA PROCESSING, USE OR OPERATION OF THE AIRCRAFT OR ANY PAST PERFORMANCE, COURSE OF DEALING, USAGE OR TRADE OR OTHERWISE, (2) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT (INCLUDING STRICT LIABILITY), AND (3) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO THE AIRCRAFT, FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT, FOR ANY LIABILITY OF ANY LESSEE TO ANY THIRD PARTY, FOR ANY LIABILITY OF THE PURCHASER TO ANY THIRD PARTY, OR FOR ANY OTHER DIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES; AND ALL SUCH WARRANTIES, GUARANTEES, REPRESENTATIONS, OBLIGATIONS, LIABILITIES, RIGHTS, CLAIMS

OR REMEDIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, ARE EXPRESSLY EXCLUDED.

12.3	THIS SECTION 12 SHALL NOT BE MODIFIED EXCEPT BY A WRITTEN AGREEMENT SIGNED ON BEHALF OF THE SELLER AND THE PURCHASER BY THEIR RESPECTIVE DULY AUTHORIZED REPRESENTATIVES.
13.	ASSIGNMENT
13.1

No Purchaser of an Asset or Aircraft shall assign, transfer or otherwise convey this Agreement or all or any part of its rights hereunder to any Person without the prior written consent of the Seller of such Asset or Aircraft, other than in favor of the Security Trustee under the Security Trust Agreement, or in favor of the security trustee under a Subsequent Securitization Security Trust Agreement, on terms and conditions reasonably acceptable to the Sellers. Except for such Security Trustee or “security trustee”, the parties hereto, GECAS, the Seller Indemnitees and the Purchaser Indemnitees, no other Person shall have any third-party beneficiary or other rights or interests hereunder or under any Operative Document.

13.2

Neither GECC nor any Seller of an Asset or Aircraft shall assign, transfer or otherwise convey this Agreement or all or any part of its rights hereunder to any Person without the prior written consent of the Purchaser of such Asset or Aircraft other than so far as concerns assignments to existing owners or financiers or Affiliates of such Seller of amounts or its rights to receive amounts payable to such Seller hereunder on terms and conditions which do not increase any obligation of such Purchaser hereunder or otherwise expose such Purchaser to any increased liability, cost or expense. Notwithstanding the foregoing, the Seller may at any time and from time to time assign its rights under this Agreement (but not its obligations) with respect to one or more of the Aircraft to Chicago Deferred Exchange Corporation (“CDEC”) and CDEC may subsequently reassign such rights to the Seller, in each case without having to obtain the prior written consent of the Purchaser but in each case giving the Purchaser written notice of such assignment and in the exercise of such rights, CDEC shall be bound by the terms and provisions of Section 14.2 hereof.

14.	MISCELLANEOUS
14.1

None of GECC or any other Seller shall take any steps for the purpose of procuring the appointment of any administrative receiver or the making of any administrative order or for instituting any bankruptcy, reorganization, arrangement, insolvency, winding up, liquidation, composition or any like proceedings under the laws of any jurisdiction in respect of Genesis or any other Purchaser, or a Designated Purchaser or any of its Subsidiaries, or in respect of any of their respective liabilities, including, without limitation, as a result of any claim or interest of any of GECC or any other Seller.

14.2

No amendment or waiver of any provision of this Agreement, and no consent to any departure herefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by each party hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

14.3

In the event that any provision of this Agreement or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of this Agreement.

14.4

All notices and other communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied or delivered to the intended recipient at its address specified, in the case of GECC or any Seller, as follows:

General Electric Capital Corporation
201 High Ridge Road
Stamford, Connecticut 06927-9448
Attention: Senior Vice President-Corporate Treasury and Global Funding Operation of GE Capital
Facsimile: (203) 357-3490

with a copy to:

GE Commercial Aviation Services Limited
Aviation House
Shannon, Co. Clare
Ireland
Attention: Contracts Leader
Facsimile: +353 61-706867

and, in the case of any Purchaser, as follows:

Genesis Acquisition Limited
4230 Atlantic Avenue
Westpark, Shannon
County Clare, Ireland
Attention: John McMahon
Facsimile: +353 61 364 642

with a copy to:

Genesis Lease Limited, as Manager
4230 Atlantic Avenue
Westpark, Shannon
County Clare, Ireland
Attention: John McMahon
Facsimile: +353 61 364 642

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 14.5. Each such notice shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated

on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt.

14.5	(a)

THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BUT WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

(b)

Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County for the purposes of all legal proceedings arising out of or relating to this agreement and each other operative document or the transactions contemplated hereby or thereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each of GECC and each other Seller hereby irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies to it as set forth in Section 14.5 or in any other manner permitted by applicable law.

(c)

To the extent permitted by applicable law, each of the parties hereto hereby irrevocably waives the right to demand a trial by jury, in any such suit, action or other proceeding arising out of this Agreement, the other Operative Documents, or the subject matter hereof or thereof or the overall transaction brought by any of the parties hereto or their successors or assigns.

14.6	Nothing in Section 14.5 limits the right of any party to bring proceedings against another party in connection with this Agreement:
(i)	in any other court of competent jurisdiction; or
(ii)	concurrently in more than one jurisdiction.
14.7

Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Agreement and the other Operative Documents.

14.8

This Agreement may be executed in any number of counterparts and by any party hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

15.	SUBROGATION
15.1

Upon the provision of substitute collateral by GECC or any other Seller pursuant to Section 7.4(b), and upon any claim being made against GECC or any other Seller for breach of any representation or warranty (other than a representation or warranty contained in Section 8.1), GECC or such other Seller, as the case may be, shall be subrogated to all rights, remedies and claims of Genesis and each other Purchaser against the Lessee or any Affiliate of the Lessee under the applicable Novated Lease or Assigned Lease, the Operative Documents, the Lease Documents and otherwise, with respect to such provision of substitute collateral or such claim, and Genesis shall cooperate, and shall cause each other Purchaser of any Asset to cooperate, in taking such action as GECC or such other Seller may reasonably request in connection with exercising any such right, remedy or claim (and the reasonable costs and expenses thereof shall be paid by GECC).

16.	LIMITED RECOURSE
16.1

In the event that the direct or indirect assets of Genesis and its Subsidiaries, or a Designated Purchaser and its Subsidiaries, as the case may be, are insufficient, after payment of all other claims, if any, ranking in priority to the claims of any Seller hereunder pursuant to the Indenture, to pay in full such claims of such Seller, then such Seller shall have no further claim against Genesis and its Subsidiaries, or a Designated Purchaser and its Subsidiaries, as the case may be, in respect of any such unpaid amounts.

16.2

To the extent permitted by applicable law, no recourse under any obligation, covenant or agreement of any party contained in this Agreement shall be had against any shareholder (not including Genesis or a Designated Purchaser as a shareholder of any other Purchaser hereunder), officer or director of the relevant party as such, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of the relevant party and no personal liability shall attach to or be incurred by the shareholders (not including Genesis or a Designated Purchaser as a shareholder of any other Purchaser hereunder), officers or directors of the relevant party as such, or any of them under or by reason of any of the obligations, covenants or agreements of such relevant party contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such party of any of such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder (not including Genesis or a Designated Purchaser as a shareholder of any other Purchaser hereunder), officer or director is hereby expressly waived by the other parties as a condition of and consideration for the execution of this Agreement.

17.	CONFIDENTIALITY

Genesis and each Purchaser acknowledge and agree that this Agreement and the other Operative Documents and each Lease and other information provided hereunder or thereunder constitute, except as provided in such Non-Disclosure Letter Agreement, “Confidential Information” under that certain Non-Disclosure Letter Agreement between Genesis and GECAS dated June 19, 2007 and are subject thereto, and that any proposed or actual Security Trustee, lender, agent under a credit facility (including the administrative agent and lenders under the Credit Facility Agreement), Policy Provider, Rating Agency, placement agent, note purchaser, financial advisor, structuring agent or other similar Person is a “Representative” of Genesis within the meaning of such Letter Agreement under which such Representative may receive Confidential Information and for which Genesis shall be responsible thereunder.

IN WITNESS WHEREOF, the parties hereto have entered into this Asset Purchase Agreement the day and year first above written.

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Ricardo Silva
Name: Ricardo Silva
Title: Vice President

GENESIS ACQUISITION LIMITED
By:	/s/ John McMahon
Name: John McMahon
Title: Chairman

2

CELESTIAL AVIATION TRADING 24 LIMITED
By:	/s/ Diarmuid Hyde
Name: Diarmuid Hyde
Title: Director

3

CELESTIAL AVIATION TRADING 25 LIMITED
By:	/s/ Diarmuid Hyde
Name: Diarmuid Hyde
Title: Director

CELESTIAL AVIATION TRADING 42 LIMITED
By:	/s/ Diarmuid Hyde
Name: Diarmuid Hyde
Title: Director

CELESTIAL AVIATION TRADING 44 LIMITED
By:	/s/ Diarmuid Hyde
Name: Diarmuid Hyde
Title: Director

CELESTIAL AVIATION TRADING 71 LIMITED
By:	/s/ Diarmuid Hyde
Name: Diarmuid Hyde
Title: Director

AFS INVESTMENTS XVIII LLC

BY AVIATION XVIII LLC, its member
By:	/s/ Ricardo Silva
Name: Ricardo Silva
Title: Vice President

AFS INVESTMENTS XIX LLC

BY AVIATION XIX LLC, its member
By:	/s/ Ricardo Silva
Name: Ricardo Silva
Title: Vice President

EXHIBIT A-1

FORM OF ASSIGNMENT OF BENEFICIAL INTEREST1

The undersigned, [BI SELLER] (the “Seller”), as record and beneficial owner of the beneficial interest (the “Beneficial Interest”) in [Name] (the “Entity”), hereby sells, assigns, conveys, transfers and sets over to                                                             , a Bermuda exempted company (the “Purchaser”), all of the Seller’s right, title and interest in and to the Beneficial Interest, other than the Retained Rights (as such term is defined in that certain Asset Purchase Agreement dated as of [          ,] 2007 (the “Purchase Agreement”) among the parties hereto and others). The Seller hereby warrants to the Purchaser, its successors and assigns, that [(i)]2 there is hereby irrevocably conveyed to the Purchaser full legal and beneficial title to the Beneficial Interest, free and clear of all Encumbrances (other than Permitted Encumbrances) [and (ii) the Entity holds full legal and beneficial title to each of the Aircraft listed in Schedule I hereto exclusive of Lessee Furnished Equipment (the “BI Aircraft”) free and clear of all Encumbrances (other than Permitted Encumbrances)].2 The Seller agrees with the Purchaser, and its successors and assigns, that the Seller will warrant and defend such title to the Entity [and such title of the Entity in each BI Aircraft]2 forever against all such claims and demands whatsoever (other than Permitted Encumbrances). This Assignment of Beneficial Interest is being made and entered into pursuant to the Purchase Agreement and shall be governed by and construed in accordance with the laws of the State of New York. Except as otherwise provided in the Purchase Agreement, the Beneficial Interest [(and the Entity’s interest in each BI Aircraft)]2 is sold “AS IS” and “WHERE IS”. Capitalized terms used herein and not otherwise defined shall have the meanings attributed thereto in the Purchase Agreement.

[BENEFICIAL INTEREST SELLER]

By:
Name:
Title:

The above and foregoing Assignment of Beneficial Interest is hereby accepted and agreed to this       day of [          ], 200_.

[ ]

By:
Name:
Title:
______________
[1]	To be used for all entities other than Owner Trusts and Irish companies.
[2]	Will not be included if entity does not hold title to Aircraft.

Exhibit A-1-1

EXHIBIT A-2

FORM OF TRUST ASSIGNMENT AND ASSUMPTION AGREEMENT (MSN[  ] )3

THIS TRUST ASSIGNMENT AND ASSUMPTION AGREEMENT (MSN [_]) (this “Assignment”) is dated as of [          ] by and between [BI SELLER] (“Assignor”), and           , a [Bermuda exempted company] (“Assignee”).

WITNESSETH:

WHEREAS, Assignor and Wells Fargo Bank Northwest, National Association, in its individual capacity has entered into the trust agreement, dated as of [          ] (as assigned, amended and restated to date, the “Trust Agreement”) Except as otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Trust Agreement;

WHEREAS, Assignor desires to assign all of its rights, obligations and ownership in and to the Trust to Assignee; and

WHEREAS, Assignee desires to accepts all of Assignor’s rights, obligations and ownership in and to the Trust.

NOW, THEREFORE, the undersigned, in consideration of the premises, the payment of Ten Dollars ($10.00) and the covenants and agreements contained herein, do hereby agree as follows:

1. Assignment. Assignor does hereby sell, convey, assign, transfer and set over unto Assignee, as of the date hereof, all of its present and future right, title and interest in, to and under the following (collectively, the “Assigned Rights”): (i) the Trust, (ii) the Trust Estate, and (iii) the Trust Agreement and the Trust Documents described in the Trust Agreement, as “Owner Participant” thereunder (together with the Trust Documents collectively, the “Assigned Agreements”), and any proceeds therefrom. Assignor hereby transfers and delegates to Assignee all of Assignor’s obligations and liabilities as “Owner Participant” under the Assigned Agreements occurring from and after the date hereof (collectively, the “Assumed Obligations”).

2. Assumption. Assignee hereby: (a) accepts the assignment, transfer, conveyance and delegation set forth in Section 1 hereof; (b) from and after the date hereof, assumes and undertakes all of the Assumed Obligations; and (c) confirms that it shall be deemed a party to the Trust Agreement and each other Assigned Agreement, and shall be bound by all of the terms of each Assigned Agreement as if named therein.

3. Release of Assignor. From and after the date hereof, Assignor shall be released from all of its duties, obligations and liabilities under the Trust Agreement and the other Assigned Documents.

4. [Intentionally omitted.]/[Other Actions. The parties acknowledge that Assignee is concurrently entering into an amended and restated Trust Agreement.]4

5. Amendment. The Trust Agreement is hereby amended to reflect the foregoing, and all references in the Trust Agreement to Assignor are hereby amended to refer to Assignee.

______________
[3]	To be used for Owner Trusts, except where a different form is called for by the Lease Documents or has otherwise been proposed by the Lessee.
[4]	Will not be included where Trust Agreement is already in the Agreed Form.

Exhibit A-2-1

6. Further Assurances. Assignor and Assignee each agree to execute and deliver such further documents, and to do such further things, as the other party may reasonably request, in order to more fully effect the transfer of the Assigned Rights pursuant to this Assignment.

7. Binding Effect. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

8. Execution in Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9. Agreement in Effect. Except as hereby amended, the Trust Agreement shall remain in full force and effect.

10. Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [NEW YORK].

11. Owner Trustee Authorization and Direction. Assignor and Assignee each authorizes and directs the Owner Trustee to execute and deliver this Assignment as provided below.

SIGNATURE PAGE FOLLOWS

Exhibit A-2-2

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year first above written.

[ ]

By:
Name:
Title:

[BI SELLER]

By:
Name:
Title:

Exhibit A-2-3

THE UNDERSIGNED, WELLS FARGO BANK

NORTHWEST, NATIONAL ASSOCIATION,

hereby confirms receipt of a copy of, and hereby

acknowledges and consents to the assignment and

assumption pursuant to, the foregoing

Trust Assignment and Assumption Agreement:

WELLS FARGO BANK NORTHWEST,

NATIONAL ASSOCIATION, in its individual

capacity and, with respect to the Trust Agreement,

as Owner Trustee under the Trust Agreement

By:
Name:
Title:

Exhibit A-2-4

EXHIBIT A-3

FORM OF IRISH LAW SHARE TRANSFER FORM

Exhibit A-3-1

STOCK
TRANSFER
FORM	(Above this line for Registrar’s use only)
SCHEDULE 1	Certificate lodged with the Register

Consideration	(For completion by the Registrar/Stock Exchange)
Name of Undertaking
Description of Security	Ordinary Shares
Number or amount of Shares, Stock or other security and, in figures column only, number and denomination of units, if any.	Words	Figures

Name(s) of registered holder(s) should be given in full; the address should be given where there is only one holder.

If the transfer is not made by the registered holder(s) insert also the name(s) and capacity (e.g., Executor(s) of the person(s) making the transfer.

In the name(s) of

I/We hereby transfer the above security out of the name(s) aforesaid to the person(s) named below or to the several persona named in Parts 2 of Brokers

Transfer Forms relating to the above security:
Delete words in italics except for stock exchange transactions.

Stamp of Selling Broker(s) or, for transactions which are not stock exchange transactions of Agent(s), if any, acting for the Transferor(s).

Signature(s) of transferor(s)

1. ________________________________________________________

2. ________________________________________________________

3. ________________________________________________________

4. ________________________________________________________
A body corporate should execute this Transfer under its common seal or otherwise in accordance with applicable statutory requirements.	Date ____________
Full name(s) and full postal address(es) (including County or, if applicable, Postal District number) of the person(s) to whom the security is transferred.
Please state title, if any, or whether Mr., Mrs., or Miss.

Please complete in type or in Block Capitals.
I/We request that such entries be made in the register as are necessary to give effect to this transfer.
Stamp of Buying Broker(s) (if any)	Stamp or name and address of person lodging this form (if other than the Buying Broker(s))

Exhibit A-3-2

(Endorsement for use only in Stock Exchange Transactions)

The security represented by the transfer overleaf has been sold as follows:-

____________________________	Shares/Stock	____________________________	Shares/Stock
____________________________	Shares/Stock	____________________________	Shares/Stock
____________________________	Shares/Stock	____________________________	Shares/Stock
____________________________	Shares/Stock	____________________________	Shares/Stock
Balance (if any) due to Selling Broker(s)		____________________________
____________________________
Amount of Certificate(s)
Brokers Transfer Forms for above amounts certified
Stamp of Certifying Stock Exchange		Stamp of Selling Broker(s)

FORM OF CERTIFICATE REQUIRED WHERE TRANSFER IS NOT LIABLE TO AD VALOREM STAMP DUTY

I/We hereby certify that the transaction in respect of which this transfer is made, and under which the fixed Duty of ten punts is payable, falls within the following description:-

(a)	Vesting the property in trustees on the appointment of a new Trustee of a pre-existing Trust, or on the retirement of a Trustee;
(*)	(b)

 A transfer, where no beneficial interest in the property passes, (i) to a mere nominee of the Transferor, (ii) from a mere nominee of the Transferee, (iii) from one nominee to another nominee of the same beneficial owner.

(*)	(c)	A transfer by way of security for a loan; or re-transfer to the original Transferor on repayment of a loan.
	(d)	A transfer to a residuary legatee of Shares, etc., which forms part of the residue divisible under a Will.
(e)	A transfer to a beneficiary under a Will of a specific legacy of Shares, etc.
(f)	A transfer of Shares, etc., being the property of a person dying intestate, to the person or persons entitled thereto.
(g)

A transfer to a beneficiary under a settlement on distribution of the trust funds, of Shares, etc., forming the share, or part of the share of those funds to which the beneficiary is entitled in accordance with the terms of the settlement.

(h)	A transfer on the occasion of a marriage to trustees of the shares, etc., to be held on the terms of a settlement made in consideration of marriage.
(i)

A transfer by the liquidator of a Company of Shares, etc., forming part of the assets of the Company, to which the Transferee is entitled in satisfaction or part satisfaction of his rights as a Shareholder of the Company.

Here set out
concisely the facts,
explaining the
transaction in cases
falling within (b)
and (c) or in any
case which does not
clearly fall within
any one of the
clauses (a) to (g).
Adjudication in any
case may be
required.

________________________________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

to    ____________________________________________________________________________________

Date   _____________________________________________

*Transferors	{		*Transferees	{
		______________________			______________________

		______________________			______________________

		______________________			______________________

		______________________			______________________

Signature ____________________
Description ____________________

*

Note:- The above Certificate must be signed in the case of (b) and (c), either by (1) all the transferors and the transferees, or (2) a member of a Stock Exchange or a Solicitor acting for one or other of the parties, or (3) an accredited representative of a Bank. Where the Bank or its official nominee is a party to the transfer, the Certificate may be to the effect that “the transfer is excepted from Section 74 of the Finance (1909-10) Act, 1910.” The above Certificate in other cases should be signed by a Solicitor or other person (e.g. a Bank acting as Trustee or Executor) having a full knowledge of the facts.

Exhibit A-3-3

EXHIBIT B

FORM OF BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, [_______________], a corporation organized and existing under the laws of [_______________] and having its registered office at [_______________] (the “Seller”), owner of the full legal and beneficial title (subject to the Aircraft Lease Agreement referred to below) to the aircraft, engines, equipment and documents described below (hereinafter referred to as the “Aircraft”):

1.	one (1) [_______________] aircraft bearing manufacturer’s serial no. [_______________] and registration mark [_______________]; and
2.	[_______________] [_______________] engines bearing the following manufacturer’s serial nos.: [_______________], [_______________], [_______________];
3.

all equipment, accessories and parts belonging to, installed in or appurtenant to such Aircraft or Engines to the extent title thereto has been vested in the Seller under the Aircraft Lease Agreement referred to below; and

4.	all Aircraft Documents relating to the Aircraft and such Engines;

but for the avoidance of doubt excluding Lessee Furnished Equipment;

does hereby sell, grant, transfer and deliver all its right, title and interest in and to the Aircraft (subject to the Aircraft Lease Agreement dated as of [_______________], between [_______________] and [______________]) unto [_______________] (the “Purchaser”) and its successors and assigns, to have and to hold the Aircraft forever.

The Seller hereby warrants to the Purchaser, its successors and assigns, that there is hereby conveyed the full legal and, subject to the Formation Agreement, beneficial title to the Aircraft, free and clear of all Encumbrances (other than Permitted Encumbrances). The Seller agrees with the Purchaser, and its successors and assigns, that the Seller will warrant and defend such title forever against all claims and demands (other than Permitted Encumbrances) whatsoever. Except as otherwise provided herein or in the Asset Purchase Agreement, the Aircraft is sold “AS IS” and “WHERE IS.”

This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York. Capitalized terms used but not otherwise defined herein shall have the same meanings as used in the Asset Purchase Agreement.

Exhibit B-1

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be duly executed as of this [__] day of [__________], 200__.

By:
Name:
Title:

The representation, warranties, and covenants of the above named Seller under this Bill of Sale are hereby irrevocably and unconditionally guaranteed and confirmed:
GENERAL ELECTRIC CAPITAL CORPORATION
By:
Name:
Title:

Exhibit B-2

EXHIBIT C

FORM OF ACKNOWLEDGEMENT OF DELIVERY

This Acknowledgement of Delivery is given in connection with the Asset Purchase Agreement as amended, modified or otherwise supplemented (the “Agreement”) dated as of [________] __, 2007 among, inter alia, [_______________], a corporation organized and existing under the laws of [_______________] and having its registered office at [_______________] (the “Seller”), [______________], a [company/trust] duly established and existing pursuant to the laws of [_______________] and having its principal place of business at _______________ (the “Purchaser”) and the other parties thereto.

The Seller hereby acknowledges to the Purchaser that the full legal and beneficial title (subject to the Aircraft Lease Agreement referred to below) to the aircraft, engines, equipment and documents described below (hereinafter referred to as the “Aircraft”):

1.	one (1) [_______________] aircraft bearing manufacturer’s serial no. [_______________] and registration mark [_______________]; and
2.	[_______________] [_______________] engines bearing the following manufacturer’s serial nos.: [_______________], [_______________], [_______________];
3.

all equipment, accessories and parts belonging to, installed in or appurtenant to such Aircraft or Engines to the extent title thereto has been vested in the Seller in under the Aircraft Lease Agreement referred to below; and

4.	all Aircraft Documents relating to the Aircraft and such Engines;

but for the avoidance of doubt excluding Lessee Furnished Equipment;

has passed by physical delivery from the Seller to the Purchaser in accordance with the terms of the Agreement (subject to the Aircraft Lease Agreement dated as of [_______________], between [_______________] and [_______________]).

The Seller hereby warrants to the Purchaser, its successors and assigns, that there was conveyed to the Purchaser full legal and, subject to the Formation Agreement, beneficial title to the Aircraft, free and clear of all Encumbrances (other than Permitted Encumbrances). The Seller agrees with the Purchaser, and its successors and assigns, that the Seller will warrant and defend such title forever against all claims and demands whatsoever (other than Permitted Encumbrances). Except as otherwise provided herein and in the Agreement, the Aircraft was sold “AS IS” and “WHERE IS”.

This Acknowledgement of Delivery shall be governed by and construed in accordance with the laws of the State of New York. Capitalized terms used but not otherwise defined herein shall have the same meanings as used in the Agreement.

Exhibit C-1

IN WITNESS WHEREOF, the Seller has caused this Acknowledgement of Delivery to be duly executed as of this [__] day of [__________], 200__.

By:
Name:
Title:

The representation, warranties, and covenants of the above named Seller under this Acknowledgement of Delivery are hereby irrevocably and unconditionally guaranteed and confirmed:
GENERAL ELECTRIC CAPITAL CORPORATION
By:
Name:
Title:

Exhibit C-2

EXHIBIT D

FORM OF GUARANTY

GUARANTY (the “Guaranty”) dated as of [__________], 2007 of General Electric Capital Corporation, a Delaware corporation (“GECC”) in favor of _______________ (“Genesis”).

Reference is made to that certain Asset Purchase Agreement dated as of [July 31,] 2007 (the “Asset Purchase Agreement”) among GECC, the other Sellers named therein and Genesis and the other Purchasers. All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Asset Purchase Agreement. To induce the Purchasers to acquire the Aircraft or the Beneficial Interest in a Genesis Entity under the Asset Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GECC is willing to execute and deliver this Guaranty to the Purchasers and accordingly GECC does hereby agree as follows:

Section 1. Guaranty by GECC. (a) From and after the date hereof, GECC hereby irrevocably and unconditionally guarantees to the Purchasers the payment and performance in full when due of each of the obligations of each of the Sellers under the Asset Purchase Agreement and each Assignment of Beneficial Interest, Bill of Sale, Acknowledgment of Delivery, Lease Novation and/or Assignment of Lease delivered pursuant thereto (collectively, the “Guaranteed Obligations”), in each case after any applicable grace periods or notice requirements, according to the terms of the Asset Purchase Agreement; provided, however, that with respect to any payment obligation of any Seller thereunder, GECC shall not be liable to make any such payment until 15 Business Days (as used herein, a “Business Day” shall refer to a day other than a Saturday or a Sunday on which commercial banks are open for business in New York City) following receipt by GECC of a written demand for payment from Genesis. GECC hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of (i) the validity, regularity or enforceability of the Asset Purchase Agreement, any other Operative Document or any other agreement or instrument referred to herein or therein, any change therein or amendment thereto, the absence of any action to enforce the same, any waiver or consent by the Purchasers with respect to any provision thereof, the recovery of any judgment against any of the Sellers or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge or defense of a surety or guarantor and (ii) any difference between the law selected as the governing law of the Asset Purchase Agreement or the other Operative Documents and the law selected as the governing law of this Guaranty; provided, however, that nothing contained herein shall be construed to be a waiver by GECC of the foregoing demand for payment. GECC covenants that this Guaranty will not be discharged except by complete and final performance of the Guaranteed Obligations.

(b) GECC shall be subrogated to all rights of the Purchasers in respect of any amounts paid by GECC pursuant to the provisions of this Guaranty; provided, however, that GECC shall be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation only after all of the Guaranteed Obligations have been finally paid in full.

(c) This Guaranty is a guaranty of payment and not of collection only.

(d) This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Purchaser upon the insolvency, bankruptcy or reorganization of any Seller or otherwise, all as though such payment had not been made.

Exhibit D-1

Section 2.1. Notices. All notices to GECC under this Guaranty and copies of all notices to the Sellers under the Asset Purchase Agreement shall, until GECC furnishes written notice to the contrary, be in writing and mailed, faxed or delivered to GECC at 201 High Ridge Road, Stamford, Connecticut 06927-9448, and directed to the attention of the Senior Vice President-Corporate Treasury and Global Funding Operation of GE Capital (facsimile no. (203) 357-4975).

Section 2.2. Governing Law. This Guaranty shall be construed and enforced in accordance with, and governed by, the laws of the State of New York, United States of America.

Section 2.3. Interpretation. The headings of the sections and other subdivisions of this Guaranty are inserted for convenience only and shall not be deemed to constitute a part hereof.

Section 2.4. Attorney’s Cost. GECC agrees to pay all reasonable attorney’s fees and disbursements and all other reasonable and actual costs and expenses which may be incurred by the Purchasers in the enforcement of this Guaranty.

Section 2.5 Currency of Payment. Any payment to be made by GECC shall be made in the same currency as designated for payment in the Asset Purchase Agreement and such designation of the currency of payment is of the essence.

Exhibit D-2

Section 2.6 No Set-Off. By acceptance of this Guaranty, _________ and each of the other Purchasers shall be deemed to have waived any right to set-off, combine, consolidate or otherwise appropriate and apply (i) any assets of GE Capital at any time held by any Purchaser or (ii) any indebtedness or other liabilities at any time owing by any Purchaser to GECC, as the case may be, against, or on account of, any obligations or liabilities owed by GECC to the Purchasers under this Guaranty.

GENERAL ELECTRIC CAPITAL CORPORATION
By:
Senior Vice President Corporate Treasury and Global Funding Operation

ACKNOWLEDGMENT AND AGREEMENT

Genesis Limited for and on behalf of itself and each of the Purchasers does hereby acknowledge and consent to the provisions of the foregoing Guaranty.

GENESIS ACQUISITION LIMITED
By:
Name:
Title:

Exhibit D-3

EXHIBIT E

[INTENTIONALLY LEFT BLANK]

Exhibit E-1

EXHIBIT F

FORM OF ASSIGNMENT AND ASSUMPTION

AGREEMENT (DESIGNATED PURCHASER)

Exhibit F-1